EXHIBIT T3E-2

                         UNITED STATES BANKRUPTCY COURT
                              DISTRICT OF DELAWARE

------------------------------------------x
                                          :
In re                                     :            Chapter 11 Cases No.
                                          :
GENESIS HEALTH VENTURES INC., et al.,     :            00-2692 (JHW)
                                          :
                           Debtors.       :
                                          :            (Jointly Administered)
------------------------------------------x
                                          :
In re                                     :            Chapter 11 Cases No.
                                          :
MULTICARE AMC, INC., et al.,              :            00-2494 (JHW)
                                          :
                           Debtors.       :
                                          :            (Jointly Administered)
------------------------------------------x

                      DEBTORS' JOINT PLAN OF REORGANIZATION
                     UNDER CHAPTER 11 OF THE BANKRUPTCY CODE
                     ---------------------------------------


    WEIL, GOTSHAL & MANGES LLP               RICHARDS, LAYTON & FINGER P.A.
    767 Fifth Avenue                         One Rodney Square
    New York, New York 10153                 P.O. Box 551
    (212) 310-8000                           Wilmington, Delaware 19899
                                             (302) 658-6541

    Co-Attorneys for the Genesis Debtors     Co-Attorneys for the Genesis
     as Debtors and Debtors in Possession     Debtors as Debtors and Debtors
                                              in Possession

================================================================================

    WILLKIE FARR & GALLAGHER                  YOUNG CONAWAY STARGATT &
    787 Seventh Avenue                        TAYLOR LLP
    New York, New York 10019                  11th Floor, Wilmington Trust
    (212) 728-8000                            Company
                                              P.O. Box 391
                                              Wilmington, Delaware 19899-0391
                                              (302) 571-6600

    Co-Attorneys for the Multicare Debtors    Co-Attorneys for the Multicare
     as Debtors and Debtors in Possession      Debtors as Debtors and Debtors
                                               in Possession

                  Dated:  July 6, 2001

                                TABLE OF CONTENTS

                                                                            Page

Section 1.      DEFINITIONS AND INTERPRETATION.................................1

         A.       Definitions..................................................1

                  1.1.     Administrative Expense Claim........................1

                  1.2.     Allowed.............................................1

                  1.3.     Amended Bylaws......................................2

                  1.4.     Amended Certificate of Incorporation................2

                  1.5.     Bankruptcy Code.....................................2

                  1.6.     Bankruptcy Court....................................2

                  1.7.     Bankruptcy Rules....................................2

                  1.8.     Business Day........................................2

                  1.9.     Cash................................................2

                  1.10.    Catch-up Distribution...............................2

                  1.11.    Claim...............................................2

                  1.12.    Class...............................................2

                  1.13.    Collateral..........................................2

                  1.14.    Commencement Date...................................2

                  1.15.    Confirmation Date...................................2

                  1.16.    Confirmation Hearing................................2

                  1.17.    Confirmation Order..................................3

                  1.18.    Debtors.............................................3

                  1.19.    Disbursing Agent....................................3

                  1.20.    Disputed Claim......................................3

                  1.21.    Distribution Record Date............................3

                  1.22.    Effective Date......................................3

                  1.23.    Equity Interest.....................................3

                  1.24.    Final Distribution Date.............................3

                  1.25.    Final Order.........................................3

                  1.26.    Genesis.............................................4

                  1.27.    Genesis Common Stock Interest.......................4

                  1.28.    Genesis Debtors.....................................4

                  1.29.    Genesis General Unsecured Claim.....................4

                  1.30.    Genesis Intercompany Claim..........................4

                                TABLE OF CONTENTS
                                   (continued)

                                                                            Page

                  1.31.    Genesis Other Secured Claim.........................4

                  1.32.    Genesis Priority Non-Tax Claim......................4

                  1.33.    Genesis Punitive Damage Claim.......................4

                  1.34.    Genesis Reorganization Cases........................4

                  1.35.    Genesis Senior Lender Agreements....................4

                  1.36.    Genesis Senior Lender Claim.........................5

                  1.37.    Genesis Senior Subordinated Note Claim..............5

                  1.38.    Insured Claim.......................................5

                  1.39.    Multicare...........................................5

                  1.40.    Multicare Common Stock Interest.....................5

                  1.41.    Multicare Debtors...................................5

                  1.42.    Multicare General Unsecured Claim...................5

                  1.43.    Multicare Intercompany Claim........................5

                  1.44.    Multicare Other Secured Claim.......................5

                  1.45.    Multicare Priority Non-Tax Claim....................6

                  1.46.    Multicare Punitive Damage Claim.....................6

                  1.47.    Multicare Reorganization Cases......................6

                  1.48.    Multicare Senior Lender Agreements..................6

                  1.49.    Multicare Senior Lender Claim.......................6

                  1.50.    Multicare Senior Subordinated Note Claim............6

                  1.51.    New Common Stock....................................6

                  1.52.    New Convertible Preferred Stock.....................6

                  1.53.    New Management Incentive Plan.......................6

                  1.54.    New Multicare Stock.................................6

                  1.55.    New Senior Notes....................................6

                  1.56.    New Warrants........................................7

                  1.57.    Plan Documents......................................7

                  1.58.    Plan of Merger......................................7

                  1.59.    Plan of Reorganization..............................7

                  1.60.    Plan Securities.....................................7

                  1.61.    Plan Supplement.....................................7

                  1.62.    Priority Non-Tax Claim..............................7

                                TABLE OF CONTENTS
                                   (continued)

                                                                            Page

                  1.63.    Priority Tax Claim..................................7

                  1.64.    Ratable Proportion..................................8

                  1.65.    Reorganization Cases................................8

                  1.66.    Reorganized Debtors.................................8

                  1.67.    Reorganized Genesis.................................8

                  1.68.    Reorganized Multicare...............................8

                  1.69.    Schedules...........................................8

                  1.70.    Secured Claim.......................................8

                  1.71.    Senior Lender Claim.................................8

                  1.72.    Tort Claim..........................................8

         B.       Interpretation; Application of Definitions and Rules of
                  Construction.................................................8

Section 2.      ADMINISTRATIVE EXPENSE CLAIMS AND PRIORITY TAX CLAIMS..........9

                  2.1.     Administrative Expense Claims.......................9

                  2.2.     Compensation and Reimbursement Claims...............9

                  2.3.     Priority Tax Claims.................................9

                  2.4.     DIP Credit Agreement Claims.........................9

                  2.5.     Special Provisions Regarding the Indenture
                           Trustees' Fees and Expenses........................10

Section 3.      CLASSIFICATION OF CLAIMS AND EQUITY INTERESTS.................11

                  3.1.     Genesis Classes....................................11

                  3.2.     Multicare Classes..................................12

                  3.3.     Subclasses for Class G1............................12

                  3.4.     Subclasses for Class M1............................14

Section 4.      TREATMENT OF CLAIMS AND EQUITY INTERESTS......................14

                  4.1.     Genesis Other Secured Claims (Class G1)............14

                  4.2.     Genesis Senior Lender Claims (Class G2)............16

                  4.3.     Genesis Priority Non-Tax Claims (Class G3).........16

                  4.4.     Genesis General Unsecured Claims (Class G4)........16

                  4.5.     Genesis Senior Subordinated Note Claims
                           (Class G5).........................................16

                  4.6.     Genesis Intercompany Claims (Class G6).............17

                  4.7.     Genesis Punitive Damage Claims (Class G7)..........17

                  4.8.     Genesis Series G Preferred Stock Interests
                           (Class G8).........................................17

                  4.9.     Genesis Series H Preferred Stock Interests
                           (Class G9).........................................17

                                                                            Page

                  4.10.    Genesis Series I Preferred Stock Interests
                           (Class G10)........................................17

                  4.11.    Genesis Common Stock Interests (Class G11).........17

                  4.12.    Multicare Other Secured Claims (Class M1)..........17

                  4.13.    Multicare Senior Lender Claims (Class M2)..........18

                  4.14.    Multicare Priority Non-Tax Claims (Class M3).......18

                  4.15.    Multicare General Unsecured Claims (Class M4)......18

                  4.16.    Multicare Senior Subordinated Note Claims
                           (Class M5).........................................19

                  4.17.    Multicare Intercompany Claims (Class M6)...........19

                  4.18.    Multicare Punitive Damage Claims (Class M7)........19

                  4.19.    Multicare Common Stock Interests (Class M8)........19

Section 5.      MEANS FOR IMPLEMENTATION......................................19

                  5.1.     Deemed Consolidation of Debtors for Plan
                           Purposes Only......................................19

                  5.2.     Merger of Corporate Entities.......................20

                  5.3.     Authorization of Plan Securities...................21

                  5.4.     Exit Facility......................................21

                  5.5.     Waiver of Subordination............................21

                  5.6.     Registration Rights Agreement......................21

                  5.7.     Listing of New Common Stock........................21

                  5.8.     Management Incentive Plan..........................22

                  5.9.     Release of Non-Debtor Affiliates...................22

                  5.10.    Release of Representatives.........................22

                  5.11.    Cancellation of Existing Securities and
                           Agreements.........................................22

                  5.12.    Board of Directors.................................22

                  5.13.    Corporate Action...................................23

                  5.14.    Subsidiary Guaranties..............................23

                  5.15.    Settlement with the Federal Government.............23

                  5.16.    Settlement Between the Genesis Debtors and
                           the Multicare Debtors..............................23

Section 6.      DISTRIBUTIONS..................................... ...........23

                  6.1.     Distribution Record Date...........................23

                  6.2.     Date of Distributions..............................24

                  6.3.     Distributions to Classes G2, G4, G5, M2,
                           M4, and M5.........................................24

                  6.4.     Disbursing Agent........... .......................24

                                TABLE OF CONTENTS
                                   (continued)

                                                                            Page

                  6.5.     Rights and Powers of Disbursing Agent..............25

                  6.6.     Surrender of Instruments...........................25

                  6.7.     Delivery of Distributions..........................25

                  6.8.     Manner of Payment Under Plan of
                           Reorganization.....................................26

                  6.9.     Fractional Shares and Fractional Warrants..........27

                  6.10.    Setoffs............................................27

                  6.11.    Allocation of Plan Distribution Between
                           Principal and Interest.............................27

                  6.12.    Allowance of Claims in Classes G2, G5,
                           M2, and M5.........................................27

Section 7.      PROCEDURES FOR DISPUTED CLAIMS................................27

                  7.1.     Objections to Claims...............................27

                  7.2.     Payments and Distributions with Respect
                           to Disputed Claims.................................27

                  7.3.     Distributions After Allowance......................28

                  7.4.     Estimation of Claims...............................28

                  7.5.     Interest and Dividends.............................28

Section 8.      EXECUTORY CONTRACTS AND UNEXPIRED LEASES......................29

                  8.1.     General Treatment..................................29

                  8.2.     Cure of Defaults...................................29

                  8.3.     Rejection Claims...................................29

                  8.4.     Senior Executives of Reorganized Genesis...........29

                  8.5.     Survival of the Debtors' Corporate Indemnities.....29

Section 9.      CONDITION PRECEDENT TO THE EFFECTIVE DATE.....................30

Section 10.     EFFECT OF CONFIRMATION........................................30

                  10.1.    Vesting of Assets..................................30

                  10.2.    Discharge of Claims and Termination of
                           Equity Interests...................................30

                  10.3.    Discharge of Debtors...............................30

                  10.4.    Term of Injunctions or Stays.......................31

                  10.5.    Injunction Against Interference With Plan..........31

                  10.6.    Exculpation........................................31

                  10.7.    Retention of Causes of Action/Reservation
                           of Rights..........................................31

Section 11.     RETENTION OF JURISDICTION.....................................32

Section 12.     MISCELLANEOUS PROVISIONS......................................33

                  12.1.    Payment of Statutory Fees..........................33

                                TABLE OF CONTENTS
                                   (continued)

                                                                            Page

                  12.2.    Retiree Benefits...................................33

                  12.3.    Dissolution of Statutory Committees of
                           Unsecured Creditors................................33

                  12.4.    Substantial Consummation...........................33

                  12.5.    Amendments.........................................34

                  12.6.    Revocation or Withdrawal of the Plan...............34

                  12.7.    Severability.......................................34

                  12.8.    Governing Law......................................34

                  12.9.    Time...............................................35

                  12.10.   Notices............................................35

                         UNITED STATES BANKRUPTCY COURT
                              DISTRICT OF DELAWARE

------------------------------------------x
In re                                     :            Chapter 11 Case No.
                                          :
GENESIS HEALTH VENTURES, INC., et al.,    :            00-2692 (JHW)
                                          :
Debtors.                                  :            (Jointly Administered)
------------------------------------------x
In re                                     :            Chapter 11 Case No.
                                          :
MULTICARE AMC, INC., et al.,              :            00-2494 (JHW)
                                          :
Debtors.                                  :            (Jointly Administered)
------------------------------------------x

                      DEBTORS' JOINT PLAN OF REORGANIZATION
                     UNDER CHAPTER 11 OF THE BANKRUPTCY CODE

                  Genesis Health Ventures, Inc., The Multicare Companies, Inc., and the other above-captioned debtors and debtors in possession propose the following joint chapter 11 Plan of Reorganization, pursuant to section 1121(a) of title 11 of the United States Code:

         SECTION 1.        DEFINITIONS AND INTERPRETATION

         A.       Definitions.

                  The following terms used herein shall have the respective meanings defined below (such meanings to be equally applicable to both the singular and plural):

                  1.1. Administrative Expense Claim means any right to payment constituting a cost or expense of administration of any of the Reorganization Cases allowed under sections 503(b), 507(a)(1), and 1114(e) of the Bankruptcy Code, including, without limitation, any actual and necessary costs and expenses of preserving the Debtors' estates, any actual and necessary costs and expenses of operating the Debtors' businesses, any indebtedness or obligations incurred or assumed by the Debtors, as debtors in possession, during the Reorganization Cases, including, without limitation, for the acquisition or lease of property or an interest in property or the rendition of services, any allowances of compensation and reimbursement of expenses to the extent allowed by Final Order under sections 330 or 503 of the Bankruptcy Code, and any fees or charges assessed against the estates of the Debtors under section 1930 of chapter 123 of title 28 of the United States Code.

                  1.2. Allowed means, with reference to any Claim, (i) any Claim against any Debtor which has been listed by such Debtor in the Schedules, as such Schedules may be amended by the Debtors from time to time in accordance with Bankruptcy Rule 1009, as liquidated in amount and not disputed or contingent and for which no contrary proof of claim has been filed, (ii) any timely filed Claim as to which no objection to allowance has been interposed in accordance with Section 7.1 hereof or such other applicable period of limitation fixed by the Bankruptcy Code, the Bankruptcy Rules, or the Bankruptcy Court, or as to which any objection has been determined by a Final Order to the extent such objection is determined in favor of the respective holder, or (iii) any Claim expressly allowed by a Final Order or hereunder.

                  1.3 Amended Bylaws means the Bylaws of Reorganized Genesis, as restated, and which shall be substantially in the form set forth in the Plan Supplement.

                  1.4. Amended Certificate of Incorporation means the Certificate of Incorporation of Reorganized Genesis, as restated, and which shall be substantially in the form set forth in the Plan Supplement.

                  1.5. Bankruptcy Code means title 11 of the United States Code, as amended from time to time, as applicable to the Reorganization Cases.

                  1.6. Bankruptcy Court means the United States District Court for the District of Delaware having jurisdiction over the Reorganization Cases and, to the extent of any reference made under section 157 of title 28 of the United States Code, the unit of such District Court having jurisdiction over the Reorganization Cases under section 151 of title 28 of the United States Code.

                  1.7. Bankruptcy Rules means the Federal Rules of Bankruptcy Procedure as promulgated by the United States Supreme Court under section 2075 of title 28 of the United States Code, as amended from time to time, applicable to the Reorganization Cases, and any Local Rules of the Bankruptcy Court.

                  1.8. Business Day means any day other than a Saturday, a Sunday, or any other day on which banking institutions in New York, New York are required or authorized to close by law or executive order.

                  1.9. Cash means legal tender of the United States of America.

                  1.10. Catch-up Distribution means with respect to each holder of an Allowed Claim in Classes G4, G5, M4, and M5, the difference between
(i) the number of shares of New Common Stock or New Warrants such holder would have received if the resolution of all Disputed Claims in such Classes had been known on the Effective Date, and (ii) the aggregate number of shares of New Common Stock or New Warrants previously received by such holder.

                  1.11. Claim has the meaning set forth in section 101 of the Bankruptcy Code.

                  1.12. Class means any group of Claims or Equity Interests classified by the Plan of Reorganization pursuant to section 1122(a)(1) of the Bankruptcy Code.

                  1.13. Collateral means any property or interest in property of the estate of any Debtor subject to a lien, charge, or other encumbrance to secure the payment or performance of a Claim, which lien, charge, or other encumbrance is not subject to avoidance under the Bankruptcy Code.

                  1.14. Commencement Date means (i) June 22, 2000 with respect to the Genesis Debtors (other than Healthcare Resources Corp.) and the Multicare Debtors, and (ii) July 31, 2000 with respect to Healthcare Resources Corp.

                  1.15. Confirmation Date means the date on which the Clerk of the Bankruptcy Court enters the Confirmation Order.

                  1.16. Confirmation Hearing means the hearing to be held by the Bankruptcy Court regarding confirmation of the Plan of Reorganization, as such hearing may be adjourned or continued from time to time.

                  1.17. Confirmation Order means the order of the Bankruptcy Court confirming the Plan of Reorganization pursuant to section 1129 of the Bankruptcy Code.

                  1.18. Debtors means the Genesis Debtors and the Multicare Debtors.

                  1.19. Disbursing Agent means any entity (including any applicable Debtor if it acts in such capacity) in its capacity as a disbursing agent under Section 6.4 hereof.

                  1.20. Disputed Claim means any Claim which has not been Allowed pursuant to the Plan of Reorganization or a Final Order, and

                  (a) if no proof of claim has been filed by the applicable deadline: (i) a Claim that has been or hereafter is listed on the Schedules as disputed, contingent, or unliquidated; or (ii) a Claim that has been or hereafter is listed on the Schedules as other than disputed, contingent, or unliquidated, but as to which the Debtors or Reorganized Debtors or any other party in interest has interposed an objection or request for estimation which has not been withdrawn or determined by a Final Order; or

                  (b) if a proof of claim or request for payment of an Administrative Claim has been filed by the applicable deadline: (i) a Claim for which no corresponding Claim has been or hereafter is listed on the Schedules;
(ii) a Claim for which a corresponding Claim has been or hereafter is listed on the Schedules as other than disputed, contingent, or unliquidated, but the nature or amount of the Claim as asserted in the proof of claim varies from the nature and amount of such Claim as listed on the Schedules; (iii) a Claim for which a corresponding Claim has been or hereafter is listed on the Schedules as disputed, contingent, or unliquidated; (iv) a Claim for which a timely objection or request for estimation is interposed by the Debtors or the Reorganized Debtors which has not been withdrawn or determined by a Final Order; or (v) any Tort Claim.

                  1.21.    Distribution Record Date means the Confirmation Date.

                  1.22. Effective Date means a Business Day on or after the Confirmation Date specified by Genesis and Multicare on which (i) no stay of the Confirmation Order is in effect, and (ii) the condition to the effectiveness of the Plan of Reorganization specified in Section 9 hereof has been satisfied or waived.

                  1.23. Equity Interest means the interest of any holder of an equity security of any of the Debtors represented by any issued and outstanding shares of common or preferred stock or other instrument evidencing a present ownership interest in any of the Debtors, whether or not transferable, or any option, warrant, or right, contractual or otherwise, to acquire any such interest.

                  1.24. Final Distribution Date means, in the event there exist on the Effective Date any Disputed Claims classified in Classes G4, G5, M4, or M5, a date selected by the Reorganized Debtors, in their sole discretion, on which all such Disputed Claims have been resolved by Final Order.

                  1.25. Final Order means an order or judgment of the Bankruptcy Court entered by the Clerk of the Bankruptcy Court on the docket in the Reorganization Cases, which has not been reversed, vacated, or stayed and as to which (i) the time to appeal, petition for certiorari, or move for a new trial, reargument, or rehearing has expired and as to which no appeal, petition for certiorari, or other proceedings for a new trial, reargument, or rehearing shall then be pending, or (ii) if an appeal, writ of certiorari, new trial, reargument, or rehearing thereof has been sought, such order or judgment of the Bankruptcy Court shall have been affirmed by the highest court to which such order was appealed, or certiorari shall have been denied, or a new trial, reargument, or rehearing shall have been denied or resulted in no modification of such order, and the time to take any further appeal, petition for certiorari or move for a new trial, reargument, or rehearing shall have expired; provided, however, that the possibility that a motion under Rule 60 of the Federal Rules of Civil Procedure, or any analogous rule under the Bankruptcy Rules, may be filed relating to such order shall not cause such order to not be a Final Order.

                  1.26. Genesis means Genesis Health Ventures, Inc., a Pennsylvania corporation, the parent debtor or debtor in possession, as the context requires.

                  1.27. Genesis Common Stock Interest means the Equity Interest of any holder of the authorized common stock issued by Genesis or any option, warrant, or right, contractual or otherwise, to acquire any such Equity Interest.

                  1.28. Genesis Debtors means Genesis and the entities listed on Exhibit A hereto.

                  1.29. Genesis General Unsecured Claim means any Claim against any of the Genesis Debtors that (a) is not a Genesis Other Secured Claim, Genesis Senior Lender Claim, Administrative Expense Claim, Priority Tax Claim, Genesis Priority Non-Tax Claim, Genesis Senior Subordinated Note Claim, Genesis Intercompany Claim, or Genesis Punitive Damage Claim, or (b) is otherwise determined by the Bankruptcy Court to be a Genesis General Unsecured Claim.

                  1.30. Genesis Intercompany Claim means a Claim held by a wholly-owned Genesis Debtor against another wholly-owned Genesis Debtor.

                  1.31. Genesis Other Secured Claim means any Secured Claim against any of the Genesis Debtors not constituting a secured Genesis Senior Lender Claim.

                  1.32. Genesis Priority Non-Tax Claim means any Claim against any of the Genesis Debtors other than an Administrative Expense Claim or a Priority Tax Claim, entitled to priority in payment as specified in section 507(a)(3), (4), (5), (6), (7), or (9) of the Bankruptcy Code.

                  1.33. Genesis Punitive Damage Claim means any Claim against any of the Genesis Debtors, whether secured or unsecured, for any fine, penalty, forfeiture, attorneys' fees (to the extent such attorneys' fees are punitive in nature), or for multiple, exemplary, or punitive damages, to the extent that such fine, penalty, forfeiture, attorneys' fees, or damages is not compensation for actual pecuniary loss suffered by the holder of such Claim and not statutorily prescribed.

                  1.34. Genesis Reorganization Cases means the jointly administered cases under chapter 11 of the Bankruptcy Code commenced by the Genesis Debtors on June 22, 2000, and July 31, 2000 in the United States District Court for the District of Delaware and styled In re Genesis Health Ventures, Inc., et al., 00-2692 (JHW).

                  1.35. Genesis Senior Lender Agreements means (i) that certain Fourth Amended and Restated Credit Agreement, dated as of August 20, 1999, among Genesis, certain other Genesis Debtors named therein , Mellon Bank N.A., as administrative agent, certain co-agents named therein, and the lender parties thereto, and any of the documents and instruments relating thereto or referred to therein, (ii) that certain Amended and Restated Synthetic Lease Financing Facility, dated as of October 7, 1996, among Genesis, Genesis Eldercare Properties, Inc., Mellon Bank N.A., as administrative agent, certain co-agents named therein, and the lender parties thereto, and any of the documents and instruments relating thereto, and (iii) any Swap Agreement (as defined in that certain Fourth Amended and Restated Collateral Agency Agreement, dated as of August 20, 1999, among Genesis, Mellon Bank, N.A., as agent for the lenders party to the Fourth Amended and Restated Credit Agreement, as agent for the lenders party to the Amended and Restated Synthetic Lease Financing Facility, and as collateral agent for the secured parties thereto), among Genesis and the counterparties to such Swap Agreement.

                  1.36. Genesis Senior Lender Claim means any Claim against any of the Genesis Debtors based on the Genesis Senior Lender Agreements (inclusive of postpetition interest) net of all Cash payments made by the Genesis Debtors to the holders of such Claims on or after the Commencement Date; provided, however, that the Claims of Citibank, N.A. in connection with the prepetition termination of interest rate hedging agreements are Genesis Senior Lender Claims to the extent of $17,290,962.

                  1.37. Genesis Senior Subordinated Note Claim means a Claim against Genesis arising under or in connection with (i) the Indenture, dated as of June 15, 1995, between Genesis and State Street Bank and Trust Company, as trustee, as such Indenture may have been amended or modified, and the $120,000,000 of 9-3/4% Senior Subordinated Notes due 2005 issued thereunder,
(ii) the Indenture, dated as of October 7, 1996, between Genesis and State Street Bank and Trust Company, as successor trustee, as such Indenture may have been amended or modified, and the $125,000,000 of 9-1/4% Senior Subordinated Notes due 2006 issued thereunder, (iii) the Indenture, dated as of December 23, 1998, between Genesis and The Bank of New York, as trustee, as such Indenture may have been amended or modified, and the $125,000,000 of 9-7/8% Senior Subordinated Notes due 2009 issued thereunder, or (iv) the Indenture, dated as of September 15, 1995, between Grancare, Inc. and Marine Midland Bank, as trustee, as such Indenture may have been amended or modified, and the $100,000,000 of 9-3/8% Senior Subordinated Notes due 2005 issued thereunder, of which $1,590,000 remains outstanding, excluding the fees and expenses of the trustees under these Indentures, which shall be paid pursuant to Section 2.5 hereof.

                  1.38. Insured Claim means any Claim arising from an incident or occurrence that is covered under any of the Debtors' insurance policies.

                  1.39. Multicare means Genesis ElderCare Corp., a Delaware corporation, the parent debtor or debtor in possession, as the context requires, and the owner of all the common stock of The Multicare Companies, Inc., a Delaware corporation.

                  1.40. Multicare Common Stock Interest means the Equity Interest of any holder of the authorized common stock issued by Multicare or any option, warrant, or right, contractual or otherwise, to acquire any such Equity Interest.

                  1.41. Multicare Debtors means Multicare, a Delaware corporation, and the entities listed on Exhibit B hereto.

                  1.42. Multicare General Unsecured Claim means any Claim against any of the Multicare Debtors that (i) is not a Multicare Other Secured Claim, Multicare Senior Lender Claim, Administrative Expense Claim, Priority Tax Claim, Multicare Priority Non-Tax Claim, Multicare Senior Subordinated Note Claim, Multicare Intercompany Claim, or Multicare Punitive Damage Claim, or (ii) is otherwise determined by the Bankruptcy Court to be a Multicare General Unsecured Claim.

                  1.43. Multicare Intercompany Claim means a Claim held by a wholly-owned Multicare Debtor against another wholly-owned Multicare Debtor.

                  1.44. Multicare Other Secured Claim means any Secured Claim against any of the Multicare Debtors not constituting a secured Multicare Senior Lender Claim.

                  1.45. Multicare Priority Non-Tax Claim means any Claim against any of the Multicare Debtors, other than an Administrative Expense Claim or a Priority Tax Claim, entitled to priority in payment as specified in section 507(a)(3), (4), (5), (6), (7), or (9) of the Bankruptcy Code.

                  1.46. Multicare Punitive Damage Claim means any Claim against any of the Multicare Debtors, whether secured or unsecured, for any fine, penalty, forfeiture, or attorneys' fees (to the extent such attorneys' fees are punitive in nature), or for multiple, exemplary, or punitive damages, to the extent that such fine, penalty, forfeiture, attorneys' fees, or damages is not compensation for actual pecuniary loss suffered by the holder of such Claim and not statutorily prescribed.

                  1.47. Multicare Reorganization Cases means the jointly administered cases under chapter 11 of the Bankruptcy Code commenced by the Multicare Debtors on June 22, 2000 in the United States District Court for the District of Delaware and styled In re Multicare AMC, Inc., et al., 00-2494
(JHW).

                  1.48. Multicare Senior Lender Agreements means that certain Credit Agreement dated as of October 9, 1997, as amended, among Multicare, certain other Multicare Debtors named therein, Mellon Bank N.A., as administrative agent, certain co-agents named therein, and the lender parties thereto, and any of the documents and instruments relating thereto.

                  1.49. Multicare Senior Lender Claim means any Claim against any of the Multicare Debtors based on the Multicare Senior Lender Agreements net of all Cash payments made by the Multicare Debtors to the holders of such Claims on or after the Commencement Date.

                  1.50. Multicare Senior Subordinated Note Claim means a Claim against The Multicare Companies, Inc. arising under or in connection with the Indenture, dated as of August 11, 1997, between Genesis ElderCare Acquisition Corp. (now known as The Multicare Companies, Inc.) and PNC Bank, National Association, as trustee, and the $250,000,000 of 9% Senior Subordinated Notes due 2007 issued thereunder.

                  1.51. New Common Stock means the 41,000,000 shares of common stock of Reorganized Genesis authorized and issued hereunder on the Effective Date and any additional shares authorized for the purposes specified herein or in the Plan Securities.

                  1.52. New Convertible Preferred Stock means the shares of convertible 6% PIK preferred stock of Reorganized Genesis with a liquidation preference of $42,600,000 authorized and issued hereunder on the Effective Date. The conversion rate for this preferred stock is $20.33 of liquidation value for each share of New Common Stock.

                  1.53. New Management Incentive Plan means the management incentive plan for certain employees of Reorganized Genesis, as set forth in the Plan Supplement.

                  1.54. New Multicare Stock means the common stock of Reorganized Multicare authorized and issued hereunder on the Effective Date.

                  1.55. New Senior Notes means the Term B Notes in the aggregate principal amount of $242,605,000, authorized and issued hereunder by Reorganized Genesis on the Effective Date, the terms of which are governed by the Note Indenture, dated as of the Effective Date, between Reorganized Genesis and an indenture trustee acceptable to Reorganized Genesis and the steering group for the holders of the Senior Lender Claims, in the form set forth in the Plan Supplement and the security agreements, mortgages, and guaranties, dated as of the Effective Date, in the form set forth in the Plan Supplement.

The New Senior Notes are guarantied by all of the subsidiaries of Reorganized Genesis and are secured by the real estate and related fixtures of the Reorganized Debtors and each other subsidiary of Reorganized Genesis in accordance with the Security Agreement, in the form set forth in the Plan Supplement, subject to (i) any existing validly perfected and unavoidable security interests in Class G1 or Class M1, and (ii) any security interests granted to lenders providing financing under Section 5.4 hereof (and to lenders providing a replacement for or refinancing of such financing); provided, that a subsidiary of Reorganized Genesis shall not guaranty the New Senior Notes and/or grant a security interest in its assets to secure the New Senior Notes to the extent the existing debt instruments of such subsidiary or, in the case of Classes G1 and M1, the reinstated debt instruments of such Debtor, would prohibit such a guaranty or grant of a security interest. The New Senior Notes are also secured by a junior lien on the property securing the claims in Subclass G1-17.

                  1.56. New Warrants means warrants to purchase 4,559,475 shares of New Common Stock. The New Warrants shall expire on the first anniversary of the Effective Date and shall have an exercise price of $20.33 per share of New Common Stock. The New Warrants will be in the form set forth in the Plan Supplement.

                  1.57. Plan Documents means the documents to be executed, delivered, assumed, and/or performed in conjunction with the consummation of the Plan of Reorganization on the Effective Date, including but not limited to (i) the Amended Bylaws, (ii) the Amended Certificate of Incorporation, (iii) the Term B Note Indenture, (iv) the security agreements, mortgages, and guaranties,
(v) the Certificate of Designation for the New Convertible Preferred Stock, (vi) the Plan of Merger, (vii) the Registration Rights Agreement, (viii) the settlement agreement referred to in Section 5.15 hereof, (ix) the settlement agreement referred to in Section 5.16 hereof, and (x) the New Management Incentive Plan. Each of the Plan Documents to be entered into as of the Effective Date will be filed in draft form in the Plan Supplement.

                  1.58. Plan of Merger means that certain Plan of Merger among Genesis, Multicare Acquisition Corporation, a wholly-owned, indirect subsidiary of Genesis, and Multicare, in the form set forth in the Plan Supplement.

                  1.59. Plan of Reorganization means this joint chapter 11 plan of reorganization, including the exhibits hereto, as the same may be amended or modified from time to time in accordance with the provisions of the Bankruptcy Code and the terms hereof.

                  1.60. Plan Securities means, collectively, the New Senior Notes, the New Convertible Preferred Stock, the New Common Stock, and the New Warrants.

                  1.61. Plan Supplement means a supplemental appendix to the Plan of Reorganization that will contain the draft form of the Plan Documents to be entered into as of the Effective Date, to be filed 10 days before the date of the Confirmation Hearing, and in any event no later than 5 days prior to the last date by which votes to accept or reject the Plan of Reorganization must be submitted. Documents to be included in the Plan Supplement will be posted at www.ghv.com as they become available, but no later than 5 days prior to the last date by which votes to accept or reject the Plan must be submitted.

                  1.62. Priority Non-Tax Claim means any Claim, other than an Administrative Expense Claim or a Priority Tax Claim, entitled to priority in payment as specified in section 507(a)(3), (4), (5), (6), (7), or (9) of the Bankruptcy Code.

                  1.63. Priority Tax Claim means any Claim of a governmental unit of the kind entitled to priority in payment as specified in sections 502(i) and 507(a)(8) of the Bankruptcy Code.

                  1.64. Ratable Proportion means the ratio (expressed as a percentage) of the amount of an Allowed Claim in a Class to the aggregate amount of all Allowed Claims in the same Class.

                  1.65. Reorganization Cases means the Genesis Reorganization Cases and the Multicare Reorganization Cases.

                  1.66. Reorganized Debtors means Reorganized Genesis and each of the Debtors listed on Exhibits A and B hereto.

                  1.67. Reorganized Genesis means Genesis, as reorganized as of the Effective Date in accordance with the Plan of Reorganization and after giving effect to the merger described in Section 5.2 hereof.

                  1.68. Reorganized Multicare means Multicare, as reorganized as of the Effective Date in accordance with the Plan of Reorganization before giving effect to the merger described in Section 5.2 hereof.

                  1.69. Schedules means the schedules of assets and liabilities and the statement of financial affairs filed by the Genesis Debtors or the Multicare Debtors under section 521 of the Bankruptcy Code, Bankruptcy Rule 1007, and the Official Bankruptcy Forms of the Bankruptcy Rules as such schedules and statements have been or may be supplemented or amended through the Confirmation Date.

                  1.70. Secured Claim means a Claim to the extent (i) secured by Collateral, the amount of which is equal to or less than the value of such Collateral (A) as set forth in the Plan of Reorganization, (B) as agreed to by the holder of such Claim and the Debtors, or (C) as determined by a Final Order in accordance with section 506(a) of the Bankruptcy Code, or (ii) secured by the amount of any rights of setoff of the holder thereof under section 553 of the Bankruptcy Code.

                  1.71. Senior Lender Claim means the Genesis Senior Lender Claims and the Multicare Senior Lender Claims.

                  1.72. Tort Claim means any Claim related to personal injury, property damage, products liability, wrongful death, employment litigation, or other similar Claims against any of the Debtors which arise out of events which occurred, in whole or in part, prior to the Commencement Date.

         B.       Interpretation; Application of Definitions and Rules of
Construction.

                  Unless otherwise specified, all section or exhibit references in the Plan of Reorganization are to the respective section in, or exhibit to, the Plan of Reorganization, as the same may be amended, waived, or modified from time to time. The words "herein," "hereof," "hereto," "hereunder," and other words of similar import refer to the Plan of Reorganization as a whole and not to any particular section, subsection, or clause contained therein. A term used herein that is not defined herein shall have the meaning assigned to that term in the Bankruptcy Code. The rules of construction contained in section 102 of the Bankruptcy Code shall apply to the Plan of Reorganization. The headings in the Plan of Reorganization are for convenience of reference only and shall not limit or otherwise affect the provisions hereof.

         SECTION 2.        ADMINISTRATIVE EXPENSE CLAIMS AND PRIORITY TAX CLAIMS

                  2.1.     Administrative Expense Claims.

                  Except to the extent that a holder of an Allowed Administrative Expense Claim agrees to a different treatment, the Debtors shall pay to each holder of an Allowed Administrative Expense Claim Cash in an amount equal to such Claim on, or as soon thereafter as is reasonably practicable, the later of the Effective Date and the first Business Day after the date that is thirty (30) calendar days after the date such Administrative Expense Claim becomes an Allowed Administrative Expense Claim; provided, however, that Allowed Administrative Expense Claims representing liabilities incurred in the ordinary course of business by the Debtors, as debtors in possession, or liabilities arising under loans or advances to or other obligations incurred by the Debtors, as debtors in possession, whether or not incurred in the ordinary course of business, shall be paid by the Debtors in the ordinary course of business, consistent with past practice and in accordance with the terms and subject to the conditions of any agreements governing, instruments evidencing, or other documents relating to such transactions; and provided further, however, that the liabilities of Genesis and Multicare under the Revolving Credit and Guaranty Agreement referred to in Section 2.4 hereof shall be paid as set forth in such Section.

                  2.2.     Compensation and Reimbursement Claims.

                  All entities seeking an award by the Bankruptcy Court of compensation for services rendered or reimbursement of expenses incurred through and including the Confirmation Date under section 503(b)(2), 503(b)(3), 503(b)(4), or 503(b)(5) of the Bankruptcy Code (i) shall file their respective final applications for allowance of compensation for services rendered and reimbursement of expenses incurred by the date that is forty-five (45) days after the Effective Date, and (ii) shall be paid in full in such amounts as are allowed by the Bankruptcy Court (A) upon the later of (i) the Effective Date, and (ii) the date upon which the order relating to any such Administrative Expense Claim is entered, or (B) upon such other terms as may be mutually agreed upon between the holder of such an Administrative Expense Claim and the Debtors or, on and after the Effective Date, the Reorganized Debtors. The Reorganized Debtors are authorized to pay compensation for services rendered or reimbursement of expenses incurred after the Confirmation Date and until the Effective Date in the ordinary course and without the need for Bankruptcy Court approval.

                  2.3.     Priority Tax Claims.

                  Except to the extent that a holder of an Allowed Priority Tax Claim agrees to a different treatment, each holder of an Allowed Priority Tax Claim shall receive, at the sole option of the Debtors, (i) Cash in an amount equal to such Allowed Priority Tax Claim on, or as soon thereafter as is reasonably practicable, the later of the Effective Date and the first Business Day after the date that is thirty (30) calendar days after the date such Priority Tax Claim becomes an Allowed Priority Tax Claim, or (ii) equal annual Cash payments in an aggregate amount equal to such Allowed Priority Tax Claim, together with interest at a fixed annual rate equal to eight percent (8%), over a period not exceeding six (6) years after the date of assessment of such Allowed Priority Tax Claim. All Allowed Priority Tax Claims that are not due and payable on or before the Effective Date shall be paid in the ordinary course of business as such obligations become due.

                  2.4.     DIP Credit Agreement Claims.

                  On the Effective Date, (i) Genesis shall pay or arrange for the payment of all amounts outstanding under that certain Revolving Credit and Guaranty Agreement, dated as of June 22, 2000, as amended, among Genesis, certain other Genesis Debtors named therein, Mellon Bank N.A., as administrative agent, certain co-agents named therein, and the lenders party thereto, and (ii) Multicare shall pay or arrange for payment of all amounts outstanding under that certain Revolving Credit and Guaranty Agreement, dated as of June 22, 2000, as amended, among Multicare, certain other Multicare Debtors named therein, Mellon Bank N.A., as administrative agent, certain co-agents named therein, and the lenders party thereto. Once such payments have been made, these agreements and any agreements or instruments related thereto shall be deemed terminated (subject in all respects to any carve-out approved by the Bankruptcy Court in the Bankruptcy Court orders approving the Revolving Credit and Guaranty Agreements on a final basis), and Mellon Bank, N.A., as administrative agent, and the lenders thereunder shall take all reasonable action to confirm the removal of any liens on the properties of the Genesis Debtors and the Multicare Debtors securing such Revolving Credit and Guaranty Agreements. On the Effective Date, any outstanding letters of credit issued under such agreements shall be either replaced or secured by letters of credit issued under the exit facility described in Section 5.4 hereof.

                  2.5. Special Provisions Regarding the Indenture Trustees' Fees and Expenses.

                  (a) The reasonable fees and expenses of each trustee under an Indenture described in Sections 1.37 and 1.50 hereof (an "Indenture Trustee") (which includes the reasonable fees and expenses of any professionals retained by the Indenture Trustees), shall be paid in accordance with the procedures established in this Section 2.5. Provided that such fees and expenses are paid in Cash in full by Genesis or Reorganized Genesis, distributions received by holders of Allowed Genesis Senior Subordinated Note Claims and Allowed Multicare Senior Subordinated Note Claims pursuant to this Plan will not be reduced on account of the payment of any Indenture Trustee's fees and expenses.

                  (b) Ten (10) days prior to the Effective Date, each Indenture Trustee will submit to Genesis appropriate documentation in support of the fees and expenses incurred by such Indenture Trustee through that date (including any estimated fees and expenses through the Effective Date), whether incurred prior to or subsequent to the Commencement Date, together with a detailed, reasonable estimate of any fees and expenses to be incurred thereafter. Such estimate may include, without limitation, projected fees and expenses relating to surrender and cancellation of notes, distribution of securities, and fees and expenses to be incurred in respect of any challenge to the claims asserted by the Indenture Trustee, whether based on the notes or the claimed amount of such fees and expenses. On or prior to the Effective Date, Genesis will pay the undisputed amount of each Indenture Trustee's fees and expenses.

                  (c) No later than thirty (30) days after the Effective Date, or as soon thereafter as may be practical, each Indenture Trustee will deliver to Reorganized Genesis a final invoice for its reasonable fees and expenses incurred through the Effective Date. Reorganized Genesis will have a period of thirty (30) days after receipt to review the final invoice and provide the Indenture Trustee with any objection to the final invoice, stating with specificity its objections to particular charges. If no objection is received by the Indenture Trustee within thirty (30) days after the Indenture Trustee provided Reorganized Genesis with its final invoice, then the Indenture Trustee shall be paid such amount without the need for any further approval of the Bankruptcy Court. If Reorganized Genesis timely advises the Indenture Trustee in writing that it objects to all or a portion of such fees, which objection states with specificity its objection to particular charges, (i) Reorganized Genesis shall pay the undisputed portion of the fees and expenses, and (ii) such Indenture Trustee, at its option, may either submit the disputed portion to the Bankruptcy Court for resolution or exercise its rights under its respective indenture. The Indenture Trustee will not be required to file a fee application or to comply with guidelines and rules applicable to a fee application, and will not be subject to section 330 or 503(b) of the Bankruptcy Code.

                  (d) Subject to Section 5.11 hereof, each Indenture Trustee's charging lien will be discharged solely upon payment in full of such fees and expenses and termination of the Indenture Trustee's duties. Accordingly, nothing herein shall be deemed to impair, waive, or discharge the

Indenture Trustee charging lien for any fees and expenses not paid by Reorganized Genesis. Pursuant to Section 6.5(b) hereof, each Indenture Trustee shall be entitled to its fees and expenses incurred after the Effective Date as a Disbursing Agent.

         SECTION 3.        CLASSIFICATION OF CLAIMS AND EQUITY INTERESTS

                  The following tables designate the Classes of Claims against and Equity Interests in the Genesis Debtors and the Multicare Debtors, respectively, and specify which of those Classes are (i) impaired or unimpaired by the Plan of Reorganization, (ii) entitled to vote to accept or reject the Plan of Reorganization in accordance with section 1126 of the Bankruptcy Code, and (iii) deemed to reject the Plan of Reorganization.


                  3.1.     Genesis Classes.

----------------------------------------------------------------------------------------------------------------
                                                                                                 Entitled
      Class                      Designation                            Impairment               to Vote
      -----                      -----------                            ----------               -------
    Subclasses       Genesis Other Secured Claims                        Unimpaired                No
    G1-1 through
    G1-12
    Subclasses       Genesis Other Secured Claims                        Impaired                  Yes
    G1-13 through
    G1-17
    Class G2         Genesis Senior Lender Claims                        Impaired                  Yes
    Class G3         Genesis Priority Non-Tax Claims                     Unimpaired                No
    Class G4         Genesis General Unsecured Claims                    Impaired                  Yes
    Class G5         Genesis Senior Subordinated Note Claims             Impaired                  Yes
    Class G6         Genesis Intercompany Claims                         Unimpaired                No
    Class G7         Genesis Punitive Damage Claims                      Impaired         No (deemed to reject)
    Class G8         Genesis Series G Preferred Stock Interests          Impaired         No (deemed to reject)
    Class G9         Genesis Series H Preferred Stock Interests          Impaired         No (deemed to reject)
    Class G10        Genesis Series I Preferred Stock Interests          Impaired         No (deemed to reject)
    Class G11        Genesis Common Stock Interests                      Impaired         No (deemed to reject)
----------------------------------------------------------------------------------------------------------------




                  3.2      Multicare Classes.

----------------------------------------------------------------------------------------------------------------
                                                                                                 Entitled
      Class                      Designation                            Impairment               to Vote
      -----                      -----------                            ----------               -------
    Subclasses       Multicare Other Secured Claims                      Unimpaired                No
    M1-1 through
    M1-6
    Subclass M1-7    Multicare Other Secured Claims                      Impaired                  Yes
    Class M2         Multicare Senior Lender Claims                      Impaired                  Yes
    Class M3         Multicare Priority Non-Tax Claims                   Unimpaired                No
    Class M4         Multicare General Unsecured Claims                  Impaired                  Yes
    Class M5         Multicare Senior Subordinated Note Claims           Impaired                  Yes
    Class M6         Multicare Intercompany Claims                       Unimpaired                No
    Class M7         Multicare Punitive Damage Claims                    Impaired         No (deemed to reject)
    Class M8         Multicare Common Stock Interests                    Impaired         No (deemed to reject)
----------------------------------------------------------------------------------------------------------------


                  3.3.     Subclasses for Class G1.

                  For convenience of identification, the Plan of Reorganization classifies the Allowed Claims in Class G1 as a single Class. This Class is actually a group of subclasses, depending on the underlying property securing such Allowed Claims, and each subclass is treated hereunder as a distinct Class for voting and distribution purposes. The following table identifies the material subclasses for Class G1.


----------------------------------------------------------------------------------------------------------------
                                                                                                 Entitled
   Subclass                   Designation                                Impairment              to Vote
   --------                   -----------                                ----------              -------

    G1-1             Broad Street Office Building                        Unimpaired                No
                     148 West State Street, Kennett Square, Pa. (Pa.
                     IDA)
    G1-2             Broad Street Office Building                        Unimpaired                No
                     148 West State Street, Kennett Square, Pa. (Pa.
                     IDA)
    G1-3             Pleasant View Center (HUD)                          Unimpaired                No
    G1-4             Country Village Center (HUD)                        Unimpaired                No
    G1-5             Abington Manor (Lackawanna County IDA)              Unimpaired                No
    G1-6             Silver Lake Center (Del. EDA Bonds)                 Unimpaired                No
    G1-7             River Street Center (Luzerne County IDA)            Unimpaired                No
    G1-8             Kresson View Center (NJEDA Refunding Bonds)         Unimpaired                No
    G1-9             Mifflin Court (ElderTrust)                          Unimpaired                No
    G1-10            Oaks Center (ElderTrust)                            Unimpaired                No
    G1-11            Coquina Assisted Living (ElderTrust)                Unimpaired                No
    G1-12            Homestead Center                                    Unimpaired                No
                     Kimberly Hall South Center
                     Kimberly Hall North Center
                     Seaford Center
                     Milford Center
                     Windsor Center
                     (U.S. Bank, N.A., as trustee for the "Bradford
                     Bonds")
    G1-13            Brakely Park Center (HUD)                           Impaired                  Yes
    G1-14            North Cape Center (HUD)                             Impaired                  Yes
    G1-15            Oak Hill Center (HUD)                               Impaired                  Yes
    G1-16            Rittenhouse Pine Center (Meditrust)                 Impaired                  Yes
    G1-17            Atlantis Center                                     Impaired                  Yes
                     Bowmans Center
                     Fairway Center
                     Oakwood Center
                     Riverwood Center
                     Tierra Center
                     Williamsburg Center
                     Windham Center
                     Woodmont Center
                     (synthetic lease lenders)
----------------------------------------------------------------------------------------------------------------


                  Subclass G1-8 consists of the secured Claim of SunTrust Bank, as successor indenture trustee ("SunTrust") under that certain Trust Indenture, dated as of May 1, 1990 (the "SunTrust Indenture"), between the New Jersey Economic Development Authority ("NJEDA") and SunTrust, pursuant to which NJEDA issued (i) those certain $1,175,000 New Jersey Economic Development Authority Economic Development Refunding Bonds (Geriatric and Medical Services, Inc. -- Care Inn of Voorhees Project) 1990 Series A; and (ii) those certain $5,000,000 New Jersey Economic Development Authority Economic Development Refunding Bonds (Geriatric and Medical Services, Inc. -- Care Inn of Voorhees Project) 1990 Series B (collectively, the "Kresson View Center Bonds"). The secured Claim of SunTrust in Subclass G1-8 is (i) allowed in the principal amount of $5,535,000, plus accrued and unpaid interest, and reasonable costs and expenses, as more fully provided in the SunTrust Indenture and all other documents and agreements executed in connection with the Kresson View Center Bonds, and (ii) secured by a duly perfected, first priority mortgage and lien on certain real and personal property (whether now owned or hereafter acquired) of Geriatric and Medical Services, Inc. relating to a project known as the "Kresson View Center" f/k/a "Care Inn of Voorhees" located in the Township of Voorhees, New Jersey, including without limitation, all revenues and accounts arising therefrom, among other collateral. In addition, the secured Claim of SunTrust in Subclass G1-8 is guarantied pursuant to a Guaranty Agreement (the "Kresson View Center Guaranty") by and between Geriatric & Medical Companies, Inc. (as successor to Geriatric & Medical Centers, Inc.) and SunTrust.

                  3.4.     Subclasses for Class M1.

                  For convenience of identification, the Plan of Reorganization classifies the Allowed Claims in Class M1 as a single Class. This Class is actually a group of subclasses, depending on the underlying property securing such Allowed Claims, and each subclass is treated hereunder as a distinct Class for voting and distribution purposes. The following table identifies the material subclasses for Class M1.



----------------------------------------------------------------------------------------------------------------
                                                                                                 Entitled
   Class                         Designation                             Impairment              to Vote
   -----                         -----------                             ----------              -------

    M1-1             Rosewood Center (Tyler County, WV)                  Unimpaired                No
    M1-2             Sisterville Center (Care Haven) (Tyler County, WV)  Unimpaired                No
    M1-3             Raleigh Center (WV Hospital Authority)              Unimpaired                No
    M1-4             Westford Center (HUD)                               Unimpaired                No
    M1-5             Willows Center                                      Unimpaired                No
                     Cedar Ridge Center
                     Dawn View Center
                     (MediTrust)
    M1-6             Teays Valley (West Virginia Hospital Authority)     Unimpaired                No
    M1-7             Point Pleasant (Mason County WV)                    Impaired                  Yes
----------------------------------------------------------------------------------------------------------------


         SECTION 4.        TREATMENT OF CLAIMS AND EQUITY INTERESTS

                  4.1.     Genesis Other Secured Claims (Class G1).

                  Except for the Genesis Other Secured Claims in Subclasses G1-8 and G1-12, the treatment of which is set forth below, on or as soon as reasonably practicable after the later of the Effective Date and the first Business Day after the date that is thirty (30) calendar days after the date a Genesis Other Secured Claim becomes Allowed, each holder of an Allowed Genesis Other Secured Claim shall receive, at the option of the Reorganized Debtors, either (i) Cash in an amount equal to one hundred percent (100%) of the unpaid amount of such Allowed Genesis Other Secured Claim, (ii) the proceeds of the sale or disposition of the Collateral securing such Allowed Genesis Other Secured Claim to the extent of the value of the holder's secured interest in the Allowed Genesis Other Secured Claim, (iii) the Collateral securing such Allowed Genesis Other Secured Claim, (iv) a note with periodic Cash payments having a present value equal to the amount of the Allowed Genesis Other Secured Claim,
(v) such treatment that leaves unaltered the legal, equitable, and contractual rights to which the holder of such Allowed Genesis Other Secured Claim is entitled, or (vi) such other distribution as necessary to satisfy the requirements of the Bankruptcy Code. In the event the Reorganized Debtors treat a Claim under clause (i) or (ii) of this Section, the liens securing such Genesis Other Secured Claim shall be deemed released. In particular, the following subclasses shall receive the treatment described below.

                  (a) Subclass G1-8. As of the Effective Date, the Genesis Debtors' obligations in connection with the Kresson View Center Bonds shall be reinstated and each and every indenture, loan agreement, mortgage, security agreement, guaranty, subordination agreement, and other document executed in connection with the Kresson View Center Bonds, including, without limitation, the Kresson View Center Guaranty and the Subordination Agreement dated May 1, 1990 executed by Mellon Bank N.A., as agent, in favor of NJEDA (all of the foregoing, together with the Kresson View Center Bonds, the "Kresson View Center Bond Documents"), shall be reinstated. All legal, equitable, and contractual rights under the Kresson View Center Bond Documents and the Kresson View Center Bonds shall remain unaltered after confirmation of the Plan. To the extent necessary to reinstate all such obligations, rights, agreements, and documents, the Genesis Debtors shall execute and obtain such replacement agreements and documents, including, without limitation, a guaranty, subordination agreements, and UCC financing statements, each in form and substance materially identical to existing agreements and documents, as SunTrust may require. As of the Effective Date, the maturity date of the Kresson View Center Bonds shall be reinstated. On the Effective Date, the Genesis Debtors shall cure any default under the Kresson View Center Bonds and the Kresson View Center Bond Documents (including, without limitation, past due payments of principal), and shall reimburse SunTrust for all reasonable fees, costs, and expenses, including legal fees and expenses, which have accrued and are required to be paid under the relevant Kresson View Center Bond Documents.

                  (b) Subclass G1-12. Upon confirmation of the Plan, the claim of U.S. Bank Trust National Association ("U.S. Bank"), as successor indenture trustee pursuant to the Indenture of Mortgage and Deed of Trust, dated as of September 1, 1992 (the "U.S. Bank Indenture"), shall be deemed an Allowed Genesis Other Secured Claim in the principal amount of $19,337,000, plus accrued and unpaid interest, fees, and other costs. The Plan shall leave unaltered the legal, equitable, and contractual rights to which the holders of Claims in Subclass G1-12 are entitled, and the Allowed Claim of U.S. Bank in Subclass G1-12 shall be unimpaired under the Plan. In satisfaction of their Allowed Subclass G1-12 Claim, members of Subclass G1-12 shall receive, on or before the Effective Date, (i) all accrued and unpaid interest due under the 9 1/4% First Mortgage Bonds (Series A) due 2007 in the original principal amount of $25,000,000 (the "Bradford Bonds"), whether incurred prior to or after the Commencement Date, together with interest on interest, pursuant to the terms of the U.S. Bank Indenture, and (ii) all indenture trustee fees and expenses due under the U.S. Bank Indenture, including reasonable attorneys' fees, whether incurred prior to or after the Commencement Date. U.S. Bank shall submit to the Genesis Debtors an itemization of the amounts due and owing under the U.S. Bank Indenture ten (10) days prior to the Effective Date. From and after the Effective Date, all documents relating to the Bradford Bonds, including, but not limited to, the U.S. Bank Indenture, the mortgages securing repayment of the Bradford Bonds, and the bond instruments shall be deemed reinstated in their entirety. In connection with such reinstatement and as a result of the Genesis Debtors' failure to redeem the Bradford Bonds in April 2001, any holder of a Bradford Bond shall have the right for sixty (60) days following the Effective Date to present such Bradford Bonds for redemption in accordance with Article 9 of the U.S. Bank Indenture. Thereafter, the deadline to present the Bradford Bonds for redemption shall be governed by the applicable provisions of the Indenture. All rights and liens of U.S. Bank, as indenture trustee, shall survive to the same extent, validity, and priority as existed prior to the Commencement Date. Among other things, all of the mortgages securing repayment of the Bradford Bonds shall continue to be valid and perfected, and no further notice, filing, or other act shall be required to effect such perfection.

                  (c) Subclass G1-17. The holders of claims in Subclass G1-17 shall receive a mortgage note in the principal amount of $50,000,000. The mortgage note will bear interest at LIBOR plus 5% and will mature on the sixth anniversary of the Effective Date. The mortgage note will be secured by (i) the Collateral presently securing the Claims in this subclass and
(ii) a lien of equal priority with the New Senior Notes on the property securing such notes. The mortgage documents will permit a junior lien on the property securing the Claims in this subclass in favor of the New Senior Notes.

                  4.2.     Genesis Senior Lender Claims (Class G2).

                  Holders of the Genesis Senior Lender Claims shall receive an aggregate of (i) Cash in an amount equal to interest on the Genesis Senior Lender Claims at contractual, nondefault rates, from the Commencement Date to the Effective Date (approximately $195,979,000 of which will have already been paid by the Genesis Debtors by June 30, 2001, in connection with certain cash collateral stipulations), (ii) $94,923,000 in New Senior Notes, (iii) New Convertible Preferred Stock with an aggregate liquidation preference of $31,000,000, and (iv) 30,485,079 shares of New Common Stock, representing approximately 74.35% of the total shares of New Common Stock to be issued and outstanding as of the Effective Date, subject to dilution from stock issuances occurring after the Effective Date, including, without limitation, in connection with the conversion of the New Convertible Preferred Stock, the exercise of the New Warrants, or options granted under the New Management Incentive Plan.

                  4.3.     Genesis Priority Non-Tax Claims (Class G3).

                  Except to the extent that a holder of an Allowed Genesis Priority Non-Tax Claim against any of the Genesis Debtors has agreed to a different treatment of such Claim, each such holder shall receive, in full satisfaction of such Claim, Cash in an amount equal to such Claim, on or as soon as reasonably practicable after the later of (i) the Effective Date, (ii) the date such Claim becomes Allowed, and (iii) the date for payment provided by any agreement or understanding between the parties.

                  4.4.     Genesis General Unsecured Claims (Class G4).

                  Except to the extent that an Allowed Genesis General Unsecured Claim is an Insured Claim, the holders of Allowed Genesis General Unsecured Claims shall receive a proportionate allocation of (i) 1,689,147 shares of New Common Stock and (ii) New Warrants to purchase 2,835,645 shares of New Common Stock, based on the aggregate amount of Allowed Claims in Classes G4 and G5. The shares of New Common Stock allocated to Classes G4 and G5 represent approximately 4.12% of the total shares of New Common Stock to be issued and outstanding on the Effective Date, subject to dilution from stock issuances occurring after the Effective Date, including, without limitation, in connection with the conversion of the New Convertible Preferred Stock, the exercise of the New Warrants, or options granted under the New Management Incentive Plan. Each holder of an Allowed Genesis General Unsecured Claim shall receive its Ratable Proportion of shares of New Common Stock allocated to this Class based on the aggregate amount of the Allowed Claims in Classes G4 and G5. A holder of an Allowed Genesis General Unsecured Claim that is an Insured Claim shall be paid in the ordinary course of the business of the Reorganized Debtors to the extent that Claim is insured and shall have an Allowed Genesis General Unsecured Claim to the extent the applicable insurance policy does not provide coverage with respect to any portion of the Insured Claim.

                  4.5.     Genesis Senior Subordinated Note Claims (Class G5).

                  The holders of Allowed Genesis Senior Subordinated Note Claims shall receive a proportionate allocation of (i) 1,689,147 shares of New Common Stock and (ii) New Warrants to purchase 2,835,645 shares of New Common Stock, based on the aggregate amount of Allowed Claims in Classes G4 and G5. The shares of New Common Stock allocated to Classes G4 and G5 represent approximately 4.12% of the total shares of New Common Stock to be issued and outstanding on the Effective Date and are subject to dilution from stock issuances occurring after the Effective Date, including, without limitation, in connection with the conversion of the New Convertible Preferred Stock, the exercise of the New Warrants, or options granted under the New Management Incentive Plan. Each holder of an Allowed Genesis Senior Subordinated Note Claim shall receive its Ratable Proportion of the shares of New Common Stock allocated to this Class, based on the aggregate amount of the Allowed Claims in Classes G4 and G5.

                  4.6.     Genesis Intercompany Claims (Class G6).

                  Each holder of a Genesis Intercompany Claim shall be unimpaired.

                  4.7.     Genesis Punitive Damage Claims (Class G7).

                  Each holder of a Genesis Punitive Damage Claim shall receive no distribution under the Plan of Reorganization, but shall be paid in the ordinary course of the business of the Reorganized Debtors solely to the extent such claims are covered by applicable insurance policies and such insurance is permitted under governing state law.

                  4.8.     Genesis Series G Preferred Stock Interests
(Class G8).

                  All Equity Interests represented by the Series G Cumulative Convertible Preferred Stock issued by Genesis, and any Claims for dividends or a preference on liquidation or other rights in connection therewith, shall be deemed canceled as of the Effective Date, and each holder of such Equity Interest shall neither receive nor retain any property or interest in property on account of such Equity Interest.

                  4.9.    Genesis Series H Preferred Stock Interests (Class G9).

                  All Equity Interests represented by the Series H Senior Convertible Participating Cumulative Preferred Stock issued by Genesis, and any Claims for dividends or a preference on liquidation or other rights in connection therewith, shall be deemed canceled as of the Effective Date, and each holder of such Equity Interest shall neither receive nor retain any property or interest in property on account of such Equity Interest.

                  4.10.    Genesis Series I Preferred Stock Interests (Class
G10).

                  All Equity Interests represented by the Series I Senior Convertible Exchangeable Participating Cumulative Preferred Stock issued by Genesis, and any Claims for dividends or a preference on liquidation or other rights in connection therewith, shall be deemed canceled as of the Effective Date, and each holder of such Equity Interest shall neither receive nor retain any property or interest in property on account of such Equity Interest.

                  4.11.    Genesis Common Stock Interests (Class G11).

                  All Genesis Common Stock Interests shall be deemed canceled as of the Effective Date, and each holder of a Genesis Common Stock Interest shall neither receive nor retain any property or interest in property on account of such Genesis Common Stock Interest.

                  4.12.    Multicare Other Secured Claims (Class M1).

                  On or as soon as reasonably practicable after the later of the Effective Date and the first Business Day after the date that is thirty (30) calendar days after the date a Multicare Other Secured

Claim becomes Allowed, each holder of an Allowed Multicare Other Secured Claim shall receive, at the option of the Reorganized Debtors, either (i) Cash in an amount equal to one hundred percent (100%) of the unpaid amount of such Allowed Multicare Other Secured Claim, (ii) the proceeds of the sale or disposition of the Collateral securing such Allowed Multicare Other Secured Claim to the extent of the value of the holder's secured interest in the Allowed Multicare Other Secured Claim, (iii) the Collateral securing such Allowed Multicare Other Secured Claim, (iv) a note with periodic Cash payments having a present value equal to the amount of the Allowed Multicare Other Secured Claim, (v) such treatment that leaves unaltered the legal, equitable, and contractual rights to which the holder of such Allowed Multicare Other Secured Claim is entitled, or
(vi) such other distribution as necessary to satisfy the requirements of the Bankruptcy Code. In the event the Reorganized Debtors treat a Claim under clause
(i) or (ii) of this Section, the liens securing such Multicare Other Secured Claims shall be deemed released; provided, however, that Subclasses M1-2 and M1-4 shall receive the treatment set forth in this Section 4.12(v), and Subclass M1-7 shall receive the treatment set forth in this Section 4.12(iii).

                  4.13.    Multicare Senior Lender Claims (Class M2).

                  Holders of the Multicare Senior Lender Claims shall be entitled to receive 88.37% of the shares of New Multicare Stock. Pursuant to the Plan of Merger, such holders shall be deemed to immediately exchange such common stock for (i) $25,000,000 in Cash, (ii) $147,682,000 in New Senior Notes, (iii) shares of New Convertible Preferred Stock with a liquidation preference of $11,600,000, and (iv) 7,798,917 shares of New Common Stock, representing approximately 19.02% of the total shares of New Common Stock to be issued and outstanding as of the Effective Date, subject to dilution from stock issuances occurring after the Effective Date, including, without limitation, in connection with the conversion of the New Convertible Preferred Stock, the exercise of the New Warrants, or options granted under the New Management Incentive Plan.

                  4.14.    Multicare Priority Non-Tax Claims (Class M3).

                  Except to the extent that a holder of an Allowed Multicare Priority Non-Tax Claim against any of the Multicare Debtors has agreed to a different treatment of such Claim, each such holder shall receive, in full satisfaction of such Claim, Cash in an amount equal to such Claim, on or as soon as reasonably practicable after the later of (i) the Effective Date, (ii) the date such Claim becomes Allowed, and (iii) the date for payment provided by any agreement or understanding between the parties.

                  4.15.    Multicare General Unsecured Claims (Class M4).

                  Except to the extent that an Allowed Multicare General Unsecured Claim is an Insured Claim, the holders of Allowed Multicare General Unsecured Claims shall receive a proportionate allocation of 11.63% of the shares of New Multicare Stock, based on the aggregate amount of Allowed Claims in Classes M4 and M5. Pursuant to the merger described in Section 5.2 hereof, the shares of New Multicare Stock allocated to Classes M4 and M5 will be exchanged for (i) 1,026,857 shares of New Common Stock and (ii) New Warrants to purchase 1,723,830 shares of New Common Stock. The shares of New Common Stock allocated to Classes M4 and M5 represent approximately 2.50% of the total shares of New Common Stock to be issued and outstanding as of the Effective Date, subject to dilution from stock issuances occurring after the Effective Date, including, without limitation, in connection with the conversion of the New Convertible Preferred Stock, the exercise of the New Warrants, or options granted under the New Management Incentive Plan. Each holder of an Allowed Multicare General Unsecured Claim shall receive its Ratable Proportion of the shares of New Common Stock and New Warrants allocated to this Class, based on the aggregate amount of Allowed Claims in Classes M4 and M5. The holder of an Allowed Multicare General Unsecured Claim that is an Insured Claim shall be paid in the ordinary course of the business of the Reorganized Debtors to the extent that Claim is insured, and shall have an Allowed Multicare General Unsecured Claim to the extent the applicable insurance policy does not provide coverage with respect to any portion of the Insured Claim.

                  4.16.    Multicare Senior Subordinated Note Claims (Class M5).

                  The holders of Allowed Multicare Senior Subordinated Claims shall receive a proportionate allocation of 11.63% of the shares of New Multicare Stock, based on the aggregate amount of Allowed Claims in Classes M4 and M5. Pursuant to the merger described in Section 5.2 hereof, the shares of New Multicare Stock allocated to Classes M4 and M5 will be exchanged for (i) 1,026,857 shares of New Common Stock and (ii) New Warrants to purchase 1,723,830 shares of New Common Stock. The shares of New Common Stock allocated to Classes M4 and M5 represent approximately 2.50% of the total shares of New Common Stock to be issued and outstanding as of the Effective Date, subject to dilution from stock issuances occurring after the Effective Date, including, without limitation, in connection with the conversion of the New Convertible Preferred Stock, the exercise of the New Warrants, or options granted under the New Management Incentive Plan. Each holder of an Allowed Multicare Senior Subordinated Claim shall receive its Ratable Proportion of shares of New Common Stock and New Warrants allocated to this Class, based on the aggregate amount of Allowed Claims in Classes M4 and M5.

                  4.17.    Multicare Intercompany Claims (Class M6).

                  Each holder of a Multicare Intercompany Claim shall be unimpaired.

                  4.18.    Multicare Punitive Damage Claims (Class M7).

                  Each holder of a Multicare Punitive Damage Claim shall receive no distribution under the Plan of Reorganization, but shall be paid in the ordinary course of the business of the Reorganized Debtors solely to the extent such claims are covered by applicable insurance policies and such insurance is permitted under governing state law.

                  4.19.    Multicare Common Stock Interests (Class M8).

                  All Multicare Common Stock Interests shall be deemed canceled as of the Effective Date, and each holder of a Multicare Common Stock Interest shall neither receive nor retain any property or interest in property on account of such Multicare Common Stock Interests.

         SECTION 5.        MEANS FOR IMPLEMENTATION

                  5.1.     Deemed Consolidation of Debtors for Plan Purposes
Only.

                  (a) Subject to the occurrence of the Effective Date, the Genesis Debtors shall be deemed consolidated for the following purposes under the Plan of Reorganization: (i) no distributions shall be made under the Plan of Reorganization on account of the Genesis Intercompany Claims; (ii) all guaranties by any of the Genesis Debtors of the obligations of any other Genesis Debtor arising prior to the Effective Date shall be deemed eliminated so that any Claim against any Genesis Debtor and any guaranty thereof executed by any other Genesis Debtor and any joint and several liability of any of the Genesis Debtors shall be deemed to be one obligation of the deemed consolidated Genesis Debtors; and (iii) each and every Claim filed or to be filed in the Reorganization Case of any of the Genesis Debtors shall be deemed filed against the deemed consolidated Genesis Debtors and shall be deemed one Claim against and obligation of the deemed consolidated Genesis Debtors.

                  Such deemed consolidation, however, shall not (other than for purposes related to funding distributions under the Plan of Reorganization and as set forth above in this Section) affect: (i) the legal and organizational structure of the Reorganized Debtors; (ii) intercompany Claims by and among the Genesis Debtors or Reorganized Debtors; (iii) pre- and post-Commencement Date guaranties, liens, and security interests that are required to be maintained (A) in connection with executory contracts or unexpired leases that were entered into during the Genesis Reorganization Cases or that have been or will be assumed, (B) pursuant to the Plan of Reorganization, or (C) in connection with any financing entered into, or New Senior Notes issued, by the Reorganized Debtors on the Effective Date; and (iv) distributions out of any insurance policies or proceeds of such policies.

                  Notwithstanding anything contained in the Plan to the contrary, the deemed consolidation of the Genesis Debtors shall not have any effect on the Claims being reinstated and unimpaired in Class G1 of the Plan, and the legal, equitable, and contractual rights to which the holders of any such Claims is entitled shall be left unaltered by the Plan.

                  (b) Subject to the occurrence of the Effective Date, the Multicare Debtors shall be deemed consolidated for the following purposes under the Plan of Reorganization: (i) no distributions shall be made under the Plan of Reorganization on account of Multicare Intercompany Claims; (ii) all guaranties by any of the Multicare Debtors of the obligations of any other Multicare Debtor arising prior to the Effective Date shall be deemed eliminated so that any Claim against any Multicare Debtor and any guaranty thereof executed by any other Multicare Debtor and any joint and several liability of any of the Multicare Debtors shall be deemed to be one obligation of the deemed consolidated Multicare Debtors; and (iii) each and every Claim filed or to be filed in the Reorganization Case of any of the Multicare Debtors shall be deemed filed against the deemed consolidated Multicare Debtors and shall be deemed one Claim against and obligation of the deemed consolidated Multicare Debtors.

                  Such deemed consolidation, however, shall not (other than for purposes related to funding distributions under the Plan of Reorganization and as set forth above in this Section) affect: (i) the legal and organizational structure of the Reorganized Debtors; (ii) intercompany Claims by and among the Multicare Debtors or Reorganized Debtors; (iii) pre- and post-Commencement Date guaranties, liens, and security interests that are required to be maintained (A) in connection with executory contracts or unexpired leases that were entered into during the Multicare Reorganization Cases or that have been or will be assumed, (B) pursuant to the Plan of Reorganization, or (C) in connection with any financing entered into by the Reorganized Debtors on the Effective Date; and
(iv) distributions out of any insurance policies or proceeds of policies.

                  Notwithstanding anything contained in the Plan to the contrary, the deemed consolidation of the Multicare Debtors shall not have any effect on the Claims being reinstated and unimpaired in Class M1 of the Plan, and the legal, equitable, and contractual rights to which the holders of any such Claims is entitled shall be left unaltered by the Plan.

                  5.2.     Merger of Corporate Entities.

                  In accordance with the terms of the Plan of Merger and the votes of Genesis, as the sole shareholder of Multicare Acquisition Corporation, and the holders of the Multicare Senior Lender Claims, Multicare General Unsecured Claims, and Multicare Senior Subordinated Note Claims, Multicare Acquisition Corporation shall merge into Multicare, with Multicare being the surviving entity. On such merger, (i) the New Multicare Stock shall be exchanged for $147,682,000 of New Senior Notes and shares of New Convertible Preferred Stock with an aggregate liquidation preference of $11,600,000, to be distributed to holders of Allowed Claims in Class M2, 8,825,774 shares of New Common Stock, to be distributed to holders of Allowed Claims in Classes M2, M4, and M5, and 37.81% of New Warrants, to be distributed to holders of Allowed Claims in Classes M4 and M5, (ii) Multicare Acquisition Corporation shall cease to exist as a separate legal entity, and
(iii) Reorganized Multicare shall become a wholly-owned, indirect subsidiary of Reorganized Genesis.

                  5.3.     Authorization of Plan Securities.

                  Reorganized Genesis is authorized to issue the Plan Securities in accordance with Sections 4 and 5.2 hereof, without the need for any further corporate action.

                  5.4.     Exit Facility.

                  The Debtors are authorized to enter into new financing arrangements for purposes of funding obligations under the Plan of Reorganization, including the payment of Administrative Expense Claims and the repayment of obligations under the Debtors' respective Revolving Credit and Guaranty Agreements described in Section 2.4 hereof, and providing for working capital requirements. The new financing arrangements may be in any form acceptable to Reorganized Genesis, including, without limitation, a new revolving credit agreement and new Term A Notes, with priority in payment and collateral senior to the New Senior Notes.

                  5.5.     Waiver of Subordination.

                  The distributions under the Plan of Reorganization do not take into account the relative priority of the Claims in each Class in connection with any contractual subordination provisions relating to the Genesis Senior Subordinated Note Claims and the Multicare Senior Subordinated Note Claims. Accordingly, the distributions to the holders of Claims in Classes G5 and M5 shall not be subject to levy, garnishment, attachment, or other legal process by any holder of indebtedness senior to the indebtedness of the holders of the Claims in Classes G5 and M5, in each case by reason of claimed contractual subordination rights. On the Effective Date, all creditors shall be deemed to have waived any and all contractual subordination rights which they may have with respect to such distribution, and the Confirmation Order shall permanently enjoin, effective as of the Effective Date, all holders of senior indebtedness from enforcing or attempting to enforce any such rights with respect to the distributions under the Plan of Reorganization to the holders of Claims in Classes G5 and M5.

                  5.6.     Registration Rights Agreement.

                  On the Effective Date, Reorganized Genesis shall execute and deliver a registration rights agreement in the form set forth in the Plan Supplement, obligating Reorganized Genesis to register the Plan Securities under the Securities Exchange Act of 1933, as amended, upon the demand of any holder of 10% or more of the Plan Securities or the holders of 20% or more of the Plan Securities in the aggregate, and pursuant to customary "piggyback" provisions, all at the times and in accordance with the terms set forth in such registration rights agreement.

                  5.7.     Listing of New Common Stock.

                  Reorganized Genesis shall use commercially reasonable efforts to cause the shares of New Common Stock to be listed on a national securities exchange or a qualifying interdealer quotation system. Reorganized Genesis will be a public reporting company under the Securities Exchange Act of 1934 and will file periodic and current reports as required thereunder.

                  5.8.     Management Incentive Plan.

                  Reorganized Genesis shall adopt the New Management Incentive Plan. The solicitation of votes on this Plan of Reorganization shall be deemed a solicitation of the holders of New Common Stock for approval of the New Management Incentive Plan. Entry of the order confirming the Plan of Reorganization shall constitute such approval, and the order confirming the Plan of Reorganization shall so provide.

                  5.9.     Release of Non-Debtor Affiliates.

                  As of the Effective Date, the non-Debtor corporate, partnership, and joint venture subsidiaries or affiliates of the Debtors who are obligors under any of the Genesis Senior Lender Agreements or the Multicare Senior Lender Agreements shall be released from all such obligations provided that such entities become guarantors of the New Senior Notes and assuming that the net worth of such entities is not greater than an amount acceptable to the agent for the holders of the Genesis Senior Lender Claims and the Multicare Senior Lender Claims.

                  5.10.    Release of Representatives.

                  As of the Effective Date, the respective officers, directors, employees, financial advisors, professionals, accountants, and attorneys of the Genesis Debtors, the Multicare Debtors, the respective statutory committees of unsecured creditors appointed pursuant to section 1102 of the Bankruptcy Code in the Genesis Reorganization Cases and the Multicare Reorganization Cases, and Mellon Bank, N.A., as administrative agent under the Genesis Senior Lender Agreements, the Multicare Senior Lender Agreements, and the Revolving Credit and Guaranty Agreements described in Section 2.4 hereof shall be released from any and all Claims against them by the Debtors in their capacity as representatives of the Genesis Debtors, the Multicare Debtors, the statutory committees, or Mellon Bank, N.A., as applicable, except as otherwise expressly provided in the Plan of Reorganization, the Confirmation Order, or the order of the Bankruptcy Court, dated February 23, 2001, approving a senior executive retention plan for certain employees of Genesis.

                  5.11.    Cancellation of Existing Securities and Agreements.

                  Except for purposes of evidencing a right to distributions under the Plan of Reorganization or otherwise provided hereunder, on the Effective Date all the agreements and other documents evidencing the Claims or rights of any holder of a Claim against the Debtors, including all indentures and notes evidencing such Claims and any options or warrants to purchase Equity Interests, obligating the Debtors to issue, transfer, or sell Equity Interests or any other capital stock of the Debtors, shall be canceled; provided, however, that the indentures relating to the Genesis Senior Subordinated Note Claims and the Multicare Senior Subordinated Note Claims shall continue in effect solely for the purposes of (i) allowing the indenture trustees to make any distributions on account of Classes G5 and M5 pursuant to the Plan and to perform such other necessary administrative functions with respect thereto, and
(ii) permitting the indenture trustees to maintain any rights or liens they may have for fees, costs, and expenses under the indentures.

                  5.12.    Board of Directors.

                  The initial Board of Directors of Reorganized Genesis shall consist of seven members whose names shall be disclosed at or prior to the Confirmation Hearing. Six members will be selected by the holders of the Genesis Senior Lender Claims and the Multicare Senior Lender Claims. The seventh member shall be the Chief Executive Officer of Reorganized Genesis. Each of the members of such initial Board of Directors shall serve a one-year term. After selection of the initial Board of Directors, the holders of the New Common Stock will elect members of the Board of Directors of Reorganized Genesis in accordance with the Amended Certificate of Incorporation and Amended Bylaws and applicable nonbankruptcy law.

                  5.13.    Corporate Action.

                  Reorganized Genesis shall file the Amended Certificate of Incorporation and an amended certificate of incorporation for each of the Reorganized Debtors that are corporations, other than Reorganized Genesis, with the Secretary of State of the State of Delaware on the Effective Date. The Amended Certificate of Incorporation and the certificates of incorporation for each of the Reorganized Debtors that are corporations, other than Reorganized Genesis, shall prohibit the issuance of nonvoting equity securities, subject to further amendment of such certificates of incorporation as permitted by applicable law. The Amended Bylaws shall be deemed adopted by the board of directors of Reorganized Genesis as of the Effective Date. All partnership and limited liability company agreements to which any of the Debtors are parties shall be treated in accordance with Section 8.1 hereof.

                  5.14.    Subsidiary Guaranties.

                  Claims based upon guaranties of collection, payment, or performance of any obligation of the Debtors made by any direct or indirect subsidiary of Genesis or Multicare which is not a Debtor and all Claims against any such subsidiary for which any of the Debtors are jointly or severally liable, in each case which arise at any time prior to the Confirmation Date, shall be discharged, released, extinguished, and of no further force and effect, unless the appropriate Debtor otherwise agrees in writing to the beneficiary of such guaranties.

                  5.15.    Settlement with the Federal Government.

                  The Settlement Agreement among the Genesis Debtors and the United States of America acting through the United States Department of Health and Human Services, the Centers for Medicare and Medicaid Services f/k/a the Health Care Financing Administration, the Office of Inspector General, the Department of Justice, and other agencies or departments of the United States concerning the resolution of certain Claims asserted by such agencies against the Genesis Debtors, in the form set forth in the Plan Supplement, is hereby made a part of the Plan of Reorganization.

                  5.16. Settlement Between the Genesis Debtors and the Multicare Debtors.

                  The settlement between Genesis and its direct and indirect subsidiaries, on the one hand, and Multicare and its direct and indirect subsidiaries, on the other hand, regarding any and all Claims against each other shall be effectuated pursuant to the terms of that certain Settlement Agreement among Genesis, Multicare, and their direct and indirect subsidiaries or affiliates, in the form set forth in the Plan Supplement. The effect of the settlement is that neither the Genesis Debtors nor the Multicare Debtors will have claims against each other.

         SECTION 6.        DISTRIBUTIONS

                  6.1.     Distribution Record Date.

                  As of the close of business on the Distribution Record Date, the various transfer registers for each of the Classes of Claims or Equity Interests as maintained by the Debtors, or their respective agents, shall be deemed closed, and there shall be no further changes in the record holders of any of the

Claims or Interests. The Debtors shall have no obligation to recognize any transfer of the Claims or Equity Interests occurring on or after the Distribution Record Date. The Debtors shall be entitled to recognize and deal for all purposes hereunder only with those record holders stated on the transfer ledgers as of the close of business on the Distribution Record Date, to the extent applicable.

                  6.2.     Date of Distributions.

                  Unless otherwise provided herein, any distributions and deliveries to be made hereunder shall be made on the Effective Date or as soon thereafter as is practicable. In the event that any payment or act under the Plan of Reorganization is required to be made or performed on a date that is not a Business Day, then the making of such payment or the performance of such act may be completed on or as soon as reasonably practicable after the next succeeding Business Day, but shall be deemed to have been completed as of the required date.

                  6.3.     Distributions to Classes G2, G4, G5, M2, M4, and M5.

                  On the Effective Date, the Disbursing Agent shall distribute the New Senior Notes, the New Convertible Preferred Stock, the New Common Stock, and any Cash allocable to Classes G2 and M2 to the individual holders of the Genesis Senior Lender Claims and Multicare Senior Lender Claims in such denominations and registered in the names of the holders as Mellon Bank, N.A. shall have directed in writing. On the Effective Date, the Disbursing Agent shall distribute the New Common Stock and the New Warrants to holders of Allowed Claims in Classes G4, G5, M4, and M5. For the purpose of calculating the amount of New Common Stock and New Warrants to be distributed to holders of Allowed Claims in Classes G4, G5, M4, and M5 on the Effective Date, all Disputed Claims in such Classes will be treated as though such Claims will be Allowed Claims in the amounts asserted, Allowed pursuant to Section 6.12 hereof, or as estimated by the Bankruptcy Court, as applicable. On the Final Distribution Date, each holder of an Allowed Claim in Classes G4, G5, M4, and M5 shall receive a Catch-up Distribution of New Common Stock and/or New Warrants, as applicable. After the Effective Date but prior to the Final Distribution Date, the Reorganized Debtors, in their sole discretion, may direct the Disbursing Agent to distribute shares of New Common Stock and/or New Warrants, as applicable, to a holder of a Disputed Claim in Class G4 or M4 which becomes an Allowed Claim after the Effective Date such that the holder of such Claim receives the same shares of New Common Stock and/or New Warrants, as applicable, that such holder would have received had its Claim been an Allowed Claim in such amount on the Effective Date.

                  6.4.     Disbursing Agent.

                  All distributions under the Plan of Reorganization (other than distributions described in the next sentences) shall be made by the applicable Debtor as Disbursing Agent or such other entity designated by the applicable Debtor as a Disbursing Agent on or after the Effective Date. Each Indenture Trustee shall be the Disbursing Agent for its respective noteholders in Classes G5 and M5, and The Bank of New York, as indenture trustee in relation to Tyler County West Virginia Taxable Refunding Revenue Bonds (Care Haven Associates Limited Partnership Project) Series 1994B and Series 1995 (the "Care Haven Indenture Trustee") for its respective bondholders in Subclass M1-2. All distributions to the creditors of each of the Multicare Debtors under the Plan of Merger shall be made by Multicare Acquisition Corporation as Disbursing Agent or such other entity designated by Multicare Acquisition Corporation as a Disbursing Agent on or after the Effective Date. A Disbursing Agent shall not be required to give any bond or surety or other security for the performance of its duties unless otherwise ordered by the Bankruptcy Court, and, in the event that a Disbursing Agent is so otherwise ordered, all costs and expenses of procuring any such bond or surety shall be borne by the applicable Debtor.

                  6.5.     Rights and Powers of Disbursing Agent.

                  (a) Powers of the Disbursing Agent. The Disbursing Agent shall be empowered to (i) effect all actions and execute all agreements, instruments, and other documents necessary to perform its duties under the Plan of Reorganization, (ii) make all distributions contemplated hereby, (iii) employ professionals to represent it with respect to its responsibilities, and (iv) exercise such other powers as may be vested in the Disbursing Agent by order of the Bankruptcy Court, pursuant to the Plan of Reorganization, or as deemed by the Disbursing Agent to be necessary and proper to implement the provisions hereof.

                  (b) Expenses Incurred on or After the Effective Date. Except as otherwise ordered by the Bankruptcy Court, the amount of any reasonable fees and expenses incurred by the Disbursing Agent on or after the Effective Date (including, without limitation, taxes) and any reasonable compensation and expense reimbursement claims (including, without limitation, reasonable attorneys' fees and expenses) made by the Disbursing Agent shall be paid in Cash by the Reorganized Debtors.

                  6.6.     Surrender of Instruments.

                  As a condition to receiving any distribution under the Plan of Reorganization, each holder of a certificated instrument or note must surrender such instrument or note held by it to the Disbursing Agent or its designee, unless such certificated instrument or note is being reinstated or being left unimpaired under the Plan of Reorganization. Any holder of such instrument or note that fails to (i) surrender such instrument or note, or (ii) execute and deliver an affidavit of loss and/or indemnity reasonably satisfactory to the Disbursing Agent and furnish a bond in form, substance, and amount reasonably satisfactory to the Disbursing Agent before the first anniversary of the Effective Date shall be deemed to have forfeited all rights and Claims and may not participate in any distribution under the Plan of Reorganization. Any distribution so forfeited shall become property of Reorganized Genesis.

                  6.7.     Delivery of Distributions.

                  Subject to Bankruptcy Rule 9010, all distributions to any holder of an Allowed Claim except the holders of an Allowed Senior Lender Claim, shall be made at the address of such holder as set forth on the Schedules filed with the Bankruptcy Court or on the books and records of the Debtors or their agents or in a letter of transmittal unless the Debtors have been notified in writing of a change of address, including, without limitation, by the filing of a proof of claim or interest by such holder that contains an address for such holder different from the address reflected on such Schedules for such holder. All distributions to any holder of an Allowed Senior Lender Claim shall be made to Mellon Bank N.A., as administrative agent under the Genesis Senior Lender Agreements and the Multicare Senior Lender Agreements. Any distribution of New Common Stock or New Warrants to any of the Indenture Trustees shall be deemed a distribution to the respective holder of a Genesis Senior Subordinated Note Claim or Multicare Senior Subordinated Note Claim. In the event that any distribution to any holder is returned as undeliverable, the Disbursing Agent shall use reasonable efforts to determine the current address of such holder, but no distribution to such holder shall be made unless and until the Disbursing Agent has determined the then current address of such holder, at which time such distribution shall be made to such holder without interest; provided that such distributions shall be deemed unclaimed property under section 347(b) of the Bankruptcy Code at the expiration of one year from the Effective Date. After such date, all unclaimed property or interest in property shall revert to Reorganized Genesis, and the Claim of any other holder to such property or interest in property shall be discharged and forever barred.

                  6.8.     Manner of Payment Under Plan of Reorganization.

                  (a) All distributions of Cash, New Senior Notes, New Convertible Preferred Stock, New Common Stock, and New Warrants to the creditors of each of the Genesis Debtors under the Plan of Reorganization shall be made by, or on behalf of, the applicable Reorganized Debtor. Where the applicable Reorganized Debtor is a subsidiary of Reorganized Genesis, Reorganized Genesis shall make a capital contribution, either directly or indirectly, to the applicable Reorganized Debtor equal to the amount distributed, but only at such time as, and to the extent, the amounts are actually distributed to holders of Allowed Claims. All distributions under the Plan of Reorganization of New Senior Notes to the creditors of the Genesis Debtors shall be made by, or on behalf of, Reorganized Genesis. To the extent that New Senior Notes are issued by Reorganized Genesis to creditors of a Reorganized Debtor that is a subsidiary of Reorganized Genesis, the portion of the Claims for which such New Senior Notes are issued shall be treated as acquired by Reorganized Genesis. Immediately thereafter, and pursuant hereto, Reorganized Genesis shall make a capital contribution, either directly or indirectly, to any applicable Reorganized Debtor, and such Claim shall be immediately cancelled and discharged. Any distributions that revert to any of the Reorganized Debtors or are otherwise canceled (such as to the extent any distributions have not been claimed within one year or are canceled pursuant to Section 6.6 hereof) shall revest solely in Reorganized Genesis, and any applicable Reorganized Debtor (other than Reorganized Genesis) shall not have (nor shall it be considered to ever have had) any ownership interest in the amounts distributed.

                  (b) Subject to Section 4.13 hereof, the distribution of New Multicare Stock to the creditors of each of the Multicare Debtors immediately prior to the merger of Multicare Acquisition Corporation (a newly-formed, second tier subsidiary of Genesis) into Multicare shall be made by, or on behalf of, the applicable Multicare Debtor. Where the applicable Multicare Debtor is a subsidiary of Multicare, Multicare shall make a capital contribution, either directly or indirectly, to the applicable Multicare Debtor equal to the amount of New Multicare Stock distributed to the creditors of the Multicare Debtors.

                  (c) All distributions of Cash, New Senior Notes, New Convertible Preferred Stock, New Common Stock, and New Warrants to the creditors of each of the Multicare Debtors under the Plan of Merger shall be made by, or on behalf of, Multicare Acquisition Corporation. Reorganized Genesis shall make a capital contribution to the intermediate corporate parent of Multicare Acquisition Corporation, which in turn shall make a capital contribution to Multicare Acquisition Corporation, equal to the amount distributed, with such contributions occurring only at such time as, and to the extent, the amounts are actually distributed to holders of Allowed Claims. All distributions under the Plan of New Senior Notes to the creditors of the Multicare Debtors shall be made by, or on behalf of, Reorganized Genesis. To the extent that the acquisition of the New Multicare Stock pursuant to the Plan of Reorganization and the Plan of Merger is in exchange for the New Senior Notes, such stock shall be treated as acquired by Reorganized Genesis. Immediately thereafter, and pursuant hereto, Reorganized Genesis shall contribute such stock to the intermediate corporate parent of Multicare Acquisition Corporation. Any distributions that revert to the Reorganized Debtors or are otherwise canceled (such as to the extent any distributions have not been claimed within one year or are canceled pursuant to
Section 6.6 hereof) shall revest solely in Reorganized Genesis, and no Reorganized Debtor (other than Reorganized Genesis) shall have (or shall be considered to ever have had) any ownership interest in the amounts distributed.

                  (d) At the option of the Debtors, any Cash payment to be made hereunder may be made by a check or wire transfer or as otherwise required or provided in applicable agreements.

                  6.9.     Fractional Shares and Fractional Warrants.

                  No fractional shares of New Common Stock or New Convertible Preferred Stock, or fractional New Warrants or Cash in lieu thereof, shall be distributed. For purposes of distribution, fractional shares of New Common Stock or New Convertible Preferred Stock, or fractional New Warrants, shall be rounded down to the next whole number or zero, as applicable.

                  6.10.    Setoffs.

                  Except with respect to the Genesis Senior Lender Claims and the Multicare Senior Lender Claims, the Debtors may, but shall not be required to, set off against any Claim (for purposes of determining the Allowed amount of such Claim on which distribution shall be made), any claims of any nature whatsoever that the Debtors may have against the holder of such Claim, but neither the failure to do so nor the allowance of any Claim hereunder shall constitute a waiver or release by the Debtors of any such claim the Debtors may have against the holder of such Claim.

                  6.11. Allocation of Plan Distribution Between Principal and Interest.

                  All distributions in respect of any Claim shall be allocated first to the principal amount of such Claim, as determined for federal income tax purposes, and thereafter, to the remaining portion of such Claim, if any.

                  6.12.    Allowance of Claims in Classes G2, G5, M2, and M5.

                  The aggregate Claims in Classes G2, G5, M2, and M5 shall be deemed Allowed in the amounts of $1,193,460,000 (excluding postpetition interest and before giving effect to postpetition payments), $387,425,000, $443,400,000 (excluding postpetition interest), and $257,817,000, respectively. The Claims in Class G5 shall be deemed Allowed in the following amounts for each issue of senior subordinated notes: (i) 9-3/4% Senior Subordinated Notes due 2005:
$126,077,500; (ii) 9-1/4% Senior Subordinated Notes due 2006: $133,414,931;
(iii) 9-7/8% Senior Subordinated Notes due 2009: $126,303,247; and (iv) 9-3/8 Senior Subordinated Notes due 2005: $1,629,313.

         SECTION 6.        PROCEDURES FOR DISPUTED CLAIMS

                  7.1.     Objections to Claims.

                  The Reorganized Debtors shall be entitled to object to Claims. Any objections to Claims shall be served and filed on or before the later of (i) one hundred twenty (120) days after the Effective Date, and (ii) such date as may be fixed by the Bankruptcy Court, whether fixed before or after the date specified in clause (i) above.

                  7.2.     Payments and Distributions with Respect to Disputed
Claims.

                  (a) General. Notwithstanding any other provision hereof, if any portion of a Claim is a Disputed Claim, no payment or distribution provided hereunder shall be made on account of such Claim unless and until such Disputed Claim becomes an Allowed Claim.

                  (b) Tort Claims. All Tort Claims shall be deemed Disputed Claims unless and until they are liquidated. Any Tort Claim which has not been liquidated prior to the date of this Plan and as to which a proof of claim was timely filed in the Reorganization Cases shall be determined and liquidated in accordance with an alternative dispute resolution procedure or if the claimant pursuing the Tort Claim has received relief from the automatic stay (through such alternative dispute resolution procedure or otherwise), the Tort Claim shall be determined and liquidated in the administrative or judicial tribunal in which it is pending on the Confirmation Date or in any administrative or judicial tribunal of appropriate jurisdiction. Any Tort Claim determined and liquidated (i) pursuant to a judgment obtained in accordance with this Section and applicable nonbankruptcy law which is no longer appealable or subject to review, or (ii) in the alternative dispute resolution or similar proceeding approved by order of the Bankruptcy Court shall be deemed, to the extent applicable, an Allowed Claim in Class G4 or Class M4, as applicable, in such liquidated amount (provided that for Insured Claims, such amount shall not exceed the liquidated amount of the Claim less the amount paid by the insurer) and treated in accordance with Sections 4.4 and 4.15 hereof. Nothing contained in this Section shall constitute or be deemed a waiver of any Claim, right, or cause of action that the Debtors may have against any person in connection with or arising out of any Tort Claim, including, without limitation, any rights under section 157(b) of title 28 of the United States Code.

                  7.3.     Distributions After Allowance.

                  After such time as a Disputed Claim becomes, in whole or in part, an Allowed Claim, the Reorganized Debtors shall distribute to the holder thereof the distributions, if any, to which such holder is then entitled under the Plan of Reorganization. Such Cash distributions shall be made as soon as practicable after the date that the order or judgment of the Bankruptcy Court allowing such Disputed Claim (or portion thereof) becomes a Final Order, but in no event more than thirty (30) days thereafter. Shares of New Common Stock or New Warrants distributable to the holder of a Disputed Claim which becomes an Allowed Claim (in whole or in part) as a result of the entry of an order or judgment of the Bankruptcy Court allowing such Disputed Claim (or portion thereof) shall be made in accordance with Section 6.3 hereof.

                  7.4.     Estimation of Claims.

                  The Reorganized Debtors may at any time request that the Bankruptcy Court estimate any contingent, unliquidated, or Disputed Claim pursuant to section 502(c) of the Bankruptcy Code regardless of whether the Debtor previously objected to such Claim or whether the Bankruptcy Court has ruled on any such objection, and the Bankruptcy Court will retain jurisdiction to estimate any Claim at any time during litigation concerning any objection to any Claim, including, without limitation, during the pendency of any appeal relating to any such objection. In the event that the Bankruptcy Court estimates any contingent, unliquidated, or Disputed Claim, the amount so estimated shall constitute either the allowed amount of such Claim or a maximum limitation on such Claim, as determined by the Bankruptcy Court. If the estimated amount constitutes a maximum limitation on the amount of such Claim, the Reorganized Debtors may pursue supplementary proceedings to object to the allowance of such Claim. All of the aforementioned objection, estimation, and resolution procedures are intended to be cumulative and not exclusive of one another. Claims may be estimated and subsequently compromised, settled, withdrawn, or resolved by any mechanism approved by the Bankruptcy Court.

                  7.5.     Interest and Dividends.

                  To the extent that a Disputed Claim becomes an Allowed Claim after the Effective Date and is entitled to a Cash distribution under the Plan of Reorganization, the holder of such Claim shall be entitled to a Cash distribution plus interest thereon, calculated at the average rate received by the Debtors in their deposit accounts, from the Effective Date to the date of distribution. In the event that dividend distributions have been made with respect to the New Common Stock distributable to a holder of a Disputed Claim that later becomes Allowed, such holder shall be entitled to receive such previously distributed dividends without any interest with respect thereto.

         SECTION 8.        EXECUTORY CONTRACTS AND UNEXPIRED LEASES

                  8.1.     General Treatment.

                  All executory contracts and unexpired leases to which any of the Debtors are parties are hereby assumed, including the bonds executed by Liberty Bond Services on behalf of the Debtors, except for an executory contract or unexpired lease that (i) has been assumed or rejected pursuant to Final Order of the Bankruptcy Court, (ii) is specifically designated as a contract or lease to be rejected on the Schedule of Rejected Contracts attached hereto, (iii) is the subject of a separate motion to assume or reject filed under section 365 of the Bankruptcy Code by the Genesis Debtors or Multicare Debtors prior to the Confirmation Date, or (iv) is an option or warrant to purchase common stock of any of the Debtors or right to convert any Equity Interest into common stock of any of the Debtors to the extent such option, warrant, or conversion right is determined not to be an Equity Interest.

                  8.2.     Cure of Defaults.

                  Except to the extent that different treatment has been agreed to by the nondebtor party or parties to any executory contract or unexpired lease to be assumed pursuant to Section 8.1 hereof, the Debtors shall, pursuant to the provisions of sections 1123(a)(5)(G) and 1123(b)(2) of the Bankruptcy Code and consistent with the requirements of section 365 of the Bankruptcy Code, within thirty (30) days of the Confirmation Date, file and serve a pleading with the Bankruptcy Court listing the cure amounts of all executory contracts or unexpired leases to be assumed. The parties to such executory contracts or unexpired leases to be assumed by the Debtors shall have fifteen (15) days from service to object to the cure amounts listed by the Debtors. If there are any objections filed, the Bankruptcy Court shall hold a hearing. The Debtors shall retain their right to reject any of their executory contracts or unexpired leases, including contracts or leases that are subject to a dispute concerning amounts necessary to cure any defaults.

                  8.3.     Rejection Claims.

                  In the event that the rejection of an executory contract or unexpired lease by any of the Debtors pursuant to the Plan of Reorganization results in damages to the other party or parties to such contract or lease, a Claim for such damages, if not heretofore evidenced by a filed proof of claim, shall be forever barred and shall not be enforceable against the Debtors, or their respective properties or interests in property as agents, successors, or assigns, unless a proof of claim is filed with the Bankruptcy Court and served upon counsel for the Debtors on or before the date that is thirty (30) days after the Confirmation Date or such later rejection date that occurs as a result of a dispute concerning amounts necessary to cure any defaults.

                  8.4.     Senior Executives of Reorganized Genesis.

                  Reorganized Genesis shall enter into long-term employment agreements with Michael R. Walker, Richard R. Howard, David C. Barr, and George
V. Hager, Jr. in the form set forth in the Plan Supplement.

                  8.5.     Survival of the Debtors' Corporate Indemnities.

                  Any obligations of the Debtors pursuant to their corporate charters and bylaws or agreements entered into any time prior to the Effective Date, to indemnify current directors, officers, agents, and/or employees with respect to all present and future actions, suits, and proceedings against the Debtors or such directors, officers, agents, and/or employees, based upon any act or omission for or on behalf of the Debtors shall not be discharged or impaired by confirmation of the Plan of Reorganization. Such obligations shall be deemed and treated as executory contracts to be assumed by the Debtors pursuant to the Plan of Reorganization, and shall continue as obligations of the Reorganized Debtors.

         SECTION 9.        CONDITION PRECEDENT TO THE EFFECTIVE DATE

                  The occurrence of the Effective Date of the Plan of Reorganization is subject to satisfaction of the condition precedent that the Reorganized Debtors shall enter into the new financing arrangements referred to in Section 5.4 hereof for purposes of funding obligations under the Plan of Reorganization and providing for working capital requirements and all of the conditions precedent to the initial extensions of credit thereunder shall be satisfied.

         SECTION 10.       EFFECT OF CONFIRMATION

                  10.1.    Vesting of Assets.

                  Upon the Effective Date, pursuant to sections 1141(b) and (c) of the Bankruptcy Code, all property of the Debtors' bankruptcy estates shall vest in the Reorganized Debtors free and clear of all Claims, liens, encumbrances, charges, and other interests, except as provided herein. The Reorganized Debtors may operate their businesses and may use, acquire, and dispose of property free of any restrictions of the Bankruptcy Code or the Bankruptcy Rules and in all respects as if there were no pending cases under any chapter or provision of the Bankruptcy Code, except as provided herein.

                  10.2.    Discharge of Claims and Termination of Equity
Interests.

                  Except as otherwise provided herein or in the Confirmation Order, the rights afforded in the Plan of Reorganization and the payments and distributions to be made hereunder shall discharge all existing debts and Claims, and terminate all Equity Interests, of any kind, nature, or description whatsoever against or in the Debtors or any of their assets or properties to the fullest extent permitted by section 1141 of the Bankruptcy Code. Except as provided in the Plan of Reorganization, upon the Effective Date, all existing Claims against the Debtors and Equity Interests in the Debtors, shall be, and shall be deemed to be, discharged and terminated, and all holders of Claims and Equity Interests shall be precluded and enjoined from asserting against the Reorganized Debtors, or any of their assets or properties, any other or further Claim or Equity Interest based upon any act or omission, transaction, or other activity of any kind or nature that occurred prior to the Effective Date, whether or not such holder has filed a proof of claim or proof of equity interest. Notwithstanding any provision of the Plan to the contrary, any valid setoff or recoupment rights held against any of the Debtors, including any such rights that HCR Manor Care, Inc., Manor Care, Inc., and/or ManorCare Health Services, Inc. may have in connection with the pending prepetition litigation actions described in section V.D of the disclosure statement for the Plan, shall not be affected by the Plan and shall be expressly preserved in the Confirmation Order.

                  10.3.    Discharge of Debtors.

                  Upon the Effective Date and in consideration of the distributions to be made hereunder, except as otherwise expressly provided herein, each holder (as well as any trustees and agents on behalf of each holder) of a Claim or Equity Interest and any affiliate of such holder shall be deemed to have forever waived, released, and discharged the Debtors, to the fullest extent permitted by section 1141 of the Bankruptcy Code, of and from any and all Claims, Equity Interests, rights, and liabilities that arose prior to the Effective Date. Upon the Effective Date, all such persons shall be forever precluded and enjoined, pursuant to section 524 of the Bankruptcy Code, from prosecuting or asserting any such discharged Claim against or terminated Equity Interest in the Debtors. Notwithstanding any provision of the Plan to the contrary, any valid setoff or recoupment rights held against any of the Debtors, including any such rights that HCR Manor Care, Inc., Manor Care, Inc., and/or ManorCare Health Services, Inc. may have in connection with the pending prepetition litigation actions described in section V.D of the disclosure statement for the Plan, shall not be affected by the Plan and shall be expressly preserved in the Confirmation Order.

                  10.4.    Term of Injunctions or Stays.

                  Unless otherwise provided, all injunctions or stays arising under or entered during the Reorganization Cases under section 105 or 362 of the Bankruptcy Code, or otherwise, and in existence on the Confirmation Date, shall remain in full force and effect until the later of the Effective Date and the date indicated in such order.

                  10.5.    Injunction Against Interference With Plan.

                  Upon the entry of a Confirmation Order with respect to the Plan of Reorganization, all holders of Claims and Equity Interests and other parties in interest, along with their respective present or former employees, agents, officers, directors, or principals, shall be enjoined from taking any actions to interfere with the implementation or consummation of the Plan of Reorganization.

                  10.6.    Exculpation.

                  Neither the Debtors, any Disbursing Agent, the respective statutory committees of unsecured creditors appointed pursuant to section 1102 of the Bankruptcy Code in the Genesis Reorganization Cases and the Multicare Reorganization Cases, Mellon Bank, N.A., as administrative agent under, and any lender under, the Genesis Senior Lender Agreements, the Multicare Senior Lender Agreements, and the Revolving Credit and Guaranty Agreements described in
Section 2.4 hereof, nor any of their respective members, officers, directors, employees, agents, or professionals shall have or incur any liability to any holder of any Claim or Equity Interest for any act or omission in connection with, or arising out of, the Reorganization Cases, the confirmation of the Plan of Reorganization, the consummation of the Plan of Reorganization, or the administration of the Plan of Reorganization or property to be distributed under the Plan of Reorganization, except for willful misconduct or gross negligence.

                  10.7.    Retention of Causes of Action/Reservation of Rights.

                  (a) Nothing contained in the Plan of Reorganization or the Confirmation Order shall be deemed to be a waiver or the relinquishment of any rights or causes of action that the Debtors or the Reorganized Debtors may have or which the Reorganized Debtors may choose to assert on behalf of their respective estates under any provision of the Bankruptcy Code or any applicable nonbankruptcy law, including, without limitation, (i) any and all Claims against any person or entity, to the extent such person or entity asserts a crossclaim, counterclaim, and/or Claim for setoff which seeks affirmative relief against the Debtors, the Reorganized Debtors, their officers, directors, or representatives, and (ii) the turnover of any property of the Debtors' estates; provided, however, that this Section does not apply with respect to the settlement agreements described in Sections 5.15 and 5.16 hereof. Notwithstanding the foregoing, the Debtors and the Reorganized Debtors waive all avoidance actions, except as set forth in the Plan Supplement.

                  (b) Nothing contained in the Plan of Reorganization or the Confirmation Order shall be deemed to be a waiver or relinquishment of any claim, cause of action, right of setoff, or other legal or equitable defense which the Debtors had immediately prior to the Commencement Date, against or with respect to any Claim left unimpaired by the Plan of Reorganization. The Reorganized Debtors shall have, retain, reserve, and be entitled to assert all such claims, causes of action, rights of setoff, and other legal or equitable defenses which they had immediately prior to the Commencement Date fully as if the Reorganization Cases had not been commenced, and all of the Reorganized Debtors' legal and equitable rights respecting any Claim left unimpaired by the Plan of Reorganization may be asserted after the Confirmation Date to the same extent as if the Reorganization Cases had not been commenced.

         SECTION 11.       RETENTION OF JURISDICTION

                  On and after the Effective Date, the Bankruptcy Court shall retain jurisdiction over all matters arising in, arising under, and related to the Reorganization Cases for, among other things, the following purposes:

                           (a) To hear and determine applications for the assumption or rejection of executory contracts or unexpired leases and the allowance of Claims resulting therefrom.

                           (b)     To determine any motion, adversary
                  proceeding, application, contested matter, and other litigated matter pending on or commenced after the Confirmation Date.

                           (c) To ensure that distributions to holders of Allowed Claims are accomplished as provided herein.

                           (d) To consider Claims or the allowance, classification, priority, compromise, estimation, or payment of any Claim, Administrative Claim, or Equity Interest.

                           (e) To enter, implement, or enforce such orders as may be appropriate in the event the Confirmation Order is for any reason stayed, reversed, revoked, modified, or vacated.

                           (f) To issue injunctions, enter and implement other orders, and take such other actions as may be necessary or appropriate to restrain interference by any person with the consummation, implementation, or enforcement of the Plan of Reorganization, the Confirmation Order, or any other order of the Bankruptcy Court.

                           (g) To hear and determine any application to modify the Plan of Reorganization in accordance with section 1127 of the Bankruptcy Code, to remedy any defect or omission or reconcile any inconsistency in the Plan of Reorganization, the disclosure statement for the Plan or Reorganization, or any order of the Bankruptcy Court, including the Confirmation Order, in such a manner as may be necessary to carry out the purposes and effects thereof.

                           (h) To hear and determine all applications under sections 330, 331, and 503(b) of the Bankruptcy Code for awards of compensation for services rendered and reimbursement of expenses incurred prior to the Confirmation Date.

                           (i) To hear and determine disputes arising in connection with the interpretation, implementation, or enforcement of the Plan of Reorganization, the Confirmation Order, any transactions or payments contemplated hereby, or any agreement, instrument, or other document governing or relating to any of the foregoing.

                           (j) To take any action and issue such orders as may be necessary to construe, enforce, implement, execute, and consummate the Plan of Reorganization or to maintain the integrity of the Plan of Reorganization following consummation.

                           (k) To hear any disputes arising out of, and to enforce, the order approving alternative dispute resolution procedures to resolve personal injury, employment litigation, and similar claims pursuant to section 105(a) of the Bankruptcy Code.

                           (l) To determine such other matters and for such other purposes as may be provided in the Confirmation Order.

                           (m) To hear and determine matters concerning state, local, and federal taxes in accordance with sections 346, 505, and 1146 of the Bankruptcy Code.

                           (n) To hear and determine any other matters related hereto and not inconsistent with the Bankruptcy Code and title 28 of the United States Code.

                           (o)      To enter a final decree closing the
                  Reorganization Cases.

                           (p) To recover all assets of the Debtors and property of the Debtors' estates, wherever located.

         SECTION 12.       MISCELLANEOUS PROVISIONS

                  12.1.    Payment of Statutory Fees.

                  On the Effective Date, and thereafter as may be required, the Debtors shall pay all fees payable pursuant to section 1930 of chapter 123 of title 28 of the United States Code.

                  12.2.    Retiree Benefits.

                  On and after the Effective Date, pursuant to section 1129(a)(13) of the Bankruptcy Code, the Reorganized Debtors shall continue to pay all retiree benefits of the Debtors (within the meaning of section 1114 of the Bankruptcy Code), at the level established in accordance with section 1114 of the Bankruptcy Code, at any time prior to the Confirmation Date, for the duration of the period for which the Debtors had obligated themselves to provide such benefits.

                  12.3. Dissolution of Statutory Committees of Unsecured Creditors.

                  The respective statutory committees of unsecured creditors appointed pursuant to section 1102 of the Bankruptcy Code in the Genesis Reorganization Cases and the Multicare Reorganization Cases shall dissolve on the Effective Date, except that such statutory committees shall have the right to review and object to any applications for compensation and reimbursement of expenses filed in accordance with Section 2.2 hereof.

                  12.4.    Substantial Consummation.

                  On the Effective Date, the Plan of Reorganization shall be deemed to be substantially consummated under sections 1101 and 1127(b) of the Bankruptcy Code.

                  12.5.    Amendments.

                  (a) Plan of Reorganization Modifications. The Plan of Reorganization may be amended, modified, or supplemented by the Debtors or the Reorganized Debtors in the manner provided for by section 1127 of the Bankruptcy Code or as otherwise permitted by law without additional disclosure pursuant to section 1125 of the Bankruptcy Code, with the prior written consent of Mellon Bank, N.A., as administrative agent under the Genesis Senior Lender Agreements, the Multicare Senior Lender Agreements, and the Revolving Credit and Guaranty Agreements described in Section 2.4 hereof and the respective statutory committee of unsecured creditors appointed in the Genesis Reorganization Cases and Multicare Reorganization Cases, to the extent that such amendment, modification, or supplement would adversely and materially affect the treatment of the Senior Lender Claims, the Genesis General Unsecured Claims, and the Multicare General Unsecured Claims, respectively, except as the Bankruptcy Court may otherwise direct. In addition, after the Confirmation Date, so long as such action does not materially adversely affect the treatment of holders of Claims or Equity Interests under the Plan of Reorganization, the Debtors may institute proceedings in the Bankruptcy Court to remedy any defect or omission or reconcile any inconsistencies in the Plan of Reorganization or the Confirmation Order, with respect to such matters as may be necessary to carry out the purposes and effects of the Plan of Reorganization.

                  (b) Other Amendments. Prior to the Effective Date the Debtors may make appropriate technical adjustments and modifications to the Plan of Reorganization without further order or approval of the Bankruptcy Court, provided that such technical adjustments and modifications do not adversely affect in a material way the treatment of holders of Claims or Equity Interests.

                  12.6.    Revocation or Withdrawal of the Plan.

                  The Debtors reserve the right to revoke or withdraw the Plan prior to the Effective Date. If the Debtors take such action, the Plan of Reorganization shall be deemed null and void.

                  12.7.    Severability.

                  If, prior to the entry of the Confirmation Order, any term or provision of the Plan of Reorganization is held by the Bankruptcy Court to be invalid, void, or unenforceable, the Bankruptcy Court, at the request of the Debtors, shall have the power to alter and interpret such term or provision to make it valid or enforceable to the maximum extent practicable, consistent with the original purpose of the term or provision held to be invalid, void, or unenforceable, and such term or provision shall then be applicable as altered or interpreted. Notwithstanding any such holding, alteration, or interpretation, the remainder of the terms and provisions of the Plan of Reorganization will remain in full force and effect and will in no way be affected, impaired, or invalidated by such holding, alteration, or interpretation. The Confirmation Order shall constitute a judicial determination and shall provide that each term and provision of the Plan or Reorganization, as it may have been altered or interpreted in accordance with the foregoing, is valid and enforceable pursuant to its terms.

                  12.8.    Governing Law.

                  Except to the extent that the Bankruptcy Code or other federal law is applicable, or to the extent an Exhibit hereto or a schedule in the Plan Supplement provides otherwise, the rights, duties, and obligations arising under the Plan of Reorganization shall be governed by, and construed and enforced in accordance with, the laws of the State of Delaware, without giving effect to the principles of conflict of laws thereof.

                  12.9.    Time.

                  In computing any period of time prescribed or allowed by the Plan of Reorganization, unless otherwise set forth herein or determined by the Bankruptcy Court, the provisions of Bankruptcy Rule 9006 shall apply.

                  12.10.   Notices.

                  All notices, requests, and demands to or upon the Debtors to be effective shall be in writing (including by facsimile transmission) and, unless otherwise expressly provided herein, shall be deemed to have been duly given or made when actually delivered or, in the case of notice by facsimile transmission, when received and telephonically confirmed, addressed as follows:


                           Genesis Health Ventures, Inc.
                           101 East State Street
                           Kennett Square, Pennsylvania  19348
                           Attn:  James J. Wankmiller, Esq.
                           Corporate Secretary and General Counsel
                           Telephone:  (610) 444-6350
                           Telecopier: (610) 444-3365

                                    - and -

                           Weil, Gotshal & Manges LLP
                           767 Fifth Avenue
                           New York, New York  10153
                           Attn:  Michael F. Walsh, Esq.
                                  Gary T. Holtzer, Esq.
                           Telephone:  (212) 310-8000
                           Telecopier: (212) 310-8007

                                    - and -

                           Richards, Layton & Finger P.A.
                           One Rodney Square
                           P.O. Box 551
                           Wilmington, Delaware  19899
                           Attn:  Mark D. Collins, Esq.
                           Telephone:  (302) 658-6541
                           Telecopier: (302) 658-6548

                                    - and -

                           The Multicare Companies, Inc.
                           101 East State Street
                           Kennett Square, Pennsylvania  19348
                           Attn:  James J. Wankmiller, Esq.
                           Corporate Secretary and General Counsel
                           Telephone:  (610) 444-6350
                           Telecopier: (610) 444-3365

                                    - and -

                           Willkie Farr & Gallagher
                           787 Seventh Avenue
                           New York, New York 10019-6099
                           Attn:  Marc Abrams, Esq.
                                  Paul V. Shalhoub, Esq.
                           Telephone:  (212) 728-8000
                           Telecopier: (212) 728-8111

                                    - and -

                           Young Conaway Stargatt & Taylor
                           11th Floor, Wilmington Trust Company
                           P.O. Box 391
                           Wilmington, Delaware  19899-0391
                           Attn:  James J. Patton, Esq.
                                  Robert S. Brady, Esq.
                           Telephone:  (302) 571-6600
                           Telecopier: (302) 571-1253


Dated:   Wilmington, Delaware
         July 6, 2001

                                    Respectfully submitted,

                                    GENESIS HEALTH SERVICES CORPORATION
                                    GENESIS HEALTH VENTURES, INC.
                                    ACCUMED, INC.
                                    ASCO HEALTHCARE, INC.
                                    ASCO HEALTHCARE OF NEW ENGLAND, INC.
                                    BRINTON MANOR, INC.
                                    BURLINGTON WOODS CONVALESCENT CENTER, INC.
                                    CARECARD, INC.
                                    CAREFLEET, INC.
                                    CHELTENHAM LTC MANAGEMENT, INC.
                                    COMPASS HEALTH SERVICES, INC.
                                    CONCORD HEALTHCARE CORPORATION
                                    CONCORD PHARMACY SERVICES, INC.
                                    CRESTVIEW CONVALESCENT HOME, INC.
                                    CRESTVIEW NORTH, INC.
                                    CRYSTAL CITY NURSING CENTER, INC.
                                    DELCO APOTHECARY, INC.
                                    DERBY NURSING CENTER CORPORATION
                                    DIANE MORGAN AND ASSOCIATES, INC.
                                    DOVER HEALTHCARE ASSOCIATES, INC.
                                    EASTERN MEDICAL SUPPLIES, INC.
                                    EASTERN REHAB SERVICES, INC.
                                    EIDOS, INC.

                                    ENCARE OF MASSACHUSETTS, INC.
                                    GENESIS ELDERCARE ADULT DAY HEALTH SERVICES,
                                            INC.
                                    GENESIS ELDERCARE DIAGNOSTIC SERVICES, INC.
                                    GENESIS ELDERCARE HOME CARE SERVICES, INC.
                                    GENESIS ELDERCARE HOME HEALTH SERVICES-
                                            SOUTHERN, INC.
                                    GENESIS ELDERCARE HOSPITALITY SERVICES, INC.
                                    GENESIS ELDERCARE MANAGEMENT SERVICES, INC.
                                    GENESIS ELDERCARE NETWORK SERVICES, INC.
                                    GENESIS ELDERCARE NATIONAL CENTERS, INC.
                                    GENESIS ELDERCARE NETWORK SERVICES OF
                                            MASSACHUSETTS, INC.
                                    GENESIS ELDERCARE PHYSICIAN SERVICES, INC.
                                    GENESIS ELDERCARE PROPERTIES, INC.
                                    GENESIS ELDERCARE REHABILITATION
                                            MANAGEMENT SERVICES, INC.
                                    GENESIS ELDERCARE REHABILITATION SERVICES,
                                            INC.
                                    GENESIS ELDERCARE STAFFING SERVICES, INC.
                                    GENESIS ELDERCARE TRANSPORTATION SERVICES,
                                            INC.
                                    GENESIS HEALTH VENTURES OF ARLINGTON, INC.
                                    GENESIS HEALTH VENTURES OF BLOOMFIELD, INC.
                                    GENESIS HEALTH VENTURES OF CLARKS SUMMIT,
                                            INC.
                                    GENESIS HEALTH VENTURES OF INDIANA, INC.
                                    GENESIS HEALTH VENTURES OF LANHAM, INC.
                                    GENESIS HEALTH VENTURES OF MASSACHUSETTS,
                                            INC.
                                    GENESIS HEALTH VENTURES OF NAUGATUCK, INC.
                                    GENESIS HEALTH VENTURES OF NEW GARDEN, INC.
                                    GENESIS HEALTH VENTURES OF POINT PLEASANT,
                                            INC.
                                    GENESIS HEALTH VENTURES OF WAYNE, INC.
                                    GENESIS HEALTH VENTURES OF WEST VIRGINIA,
                                            INC.
                                    GENESIS HEALTH VENTURES OF WILKES-BARRE,
                                            INC.
                                    GENESIS HEALTH VENTURES OF WINDSOR, INC.
                                    GENESIS HEALTHCARE CENTERS HOLDINGS, INC.
                                    GENESIS HOLDINGS, INC.
                                    GENESIS IMMEDIATE MED CENTER, INC.
                                    GENESIS PROPERTIES OF DELAWARE CORPORATION
                                    GENESIS SELECTCARE CORP.
                                    GERIATRIC & MEDICAL COMPANIES, INC.
                                    GERIATRIC AND MEDICAL SERVICES, INC.
                                    GERIATRIC AND MEDICAL INVESTMENTS
                                            CORPORATION
                                    GERIMED CORP.
                                    GMC LEASING CORPORATION
                                    GMC MEDICAL CONSULTING SERVICES, INC.
                                    GMS MANAGEMENT-TUCKER, INC.
                                    GMS MANAGEMENT, INC.

                                    GOVERNOR'S HOUSE NURSING HOME, INC.
                                    HEALTH CONCEPTS AND SERVICES, INC
                                    HEALTHCARE RESOURCES CORP.
                                    HEALTHOBJECTS CORPORATION
                                    HILLTOP HEALTH CARE CENTER, INC.
                                    HORIZON MEDICAL EQUIPMENT AND SUPPLY, INC.
                                    INNOVATIVE HEALTH CARE MARKETING, INC.
                                    INNOVATIVE PHARMACY SERVICES, INC.
                                    INSTITUTIONAL HEALTH CARE SERVICES, INC.
                                    KEYSTONE NURSING HOME, INC.
                                    KNOLLWOOD MANOR, INC.
                                    KNOLLWOOD NURSING HOME, INC.
                                    LIFE SUPPORT MEDICAL EQUIPMENT, INC.
                                    LIFE SUPPORT MEDICAL, INC.
                                    LINCOLN NURSING HOME, INC.
                                    MANOR MANAGEMENT CORP. OF GEORGIAN MANOR,
                                            INC.
                                    MCKERLEY HEALTH CARE CENTERS, INC.
                                    MEDICAL SERVICES GROUP, INC.
                                    MERIDIAN HEALTH, INC.
                                    MERIDIAN HEALTHCARE, INC.
                                    METRO PHARMACEUTICALS, INC.
                                    NATIONAL PHARMACY SERVICE, INC.
                                    NEIGHBORCARE INFUSION SERVICES, INC.
                                    NEIGHBORCARE-MEDISCO, INC.
                                    NEIGHBORCARE OF NORTHERN CALIFORNIA, INC.
                                    NEIGHBORCARE OF OKLAHOMA, INC.
                                    NEIGHBORCARE OF VIRGINIA, INC.
                                    NEIGHBORCARE OF WISCONSIN, INC.
                                    NEIGHBORCARE PHARMACIES, INC.
                                    NEIGHBORCARE PHARMACY SERVICES, INC.
                                    NEIGHBORCARE-ORCA, INC.
                                    NEIGHBORCARE-TCI, INC.
                                    NETWORK AMBULANCE SERVICES, INC.
                                    OAK HILL HEALTH CARE CENTER, INC.
                                    PHARMACY EQUITIES, INC.
                                    PHILADELPHIA AVENUE CORPORATION
                                    PROFESSIONAL PHARMACY SERVICES, INC.
                                    PROSPECT PARK LTC MANAGEMENT, INC.
                                    STATE STREET ASSOCIATES, INC.
                                    SUBURBAN MEDICAL SERVICES, INC.
                                    THE TIDEWATER HEALTHCARE SHARED SERVICES
                                            GROUP, INC.
                                    THERAPY CARE, INC.
                                    TRANSPORT SERVICES, INC.
                                    UNITED HEALTH CARE SERVICES, INC.
                                    VALLEY MEDICAL SERVICES, INC.
                                    VALLEY TRANSPORT AMBULANCE SERVICE, INC.
                                    VERSALINK, INC.
                                    VILLAS REALTY & INVESTMENTS, INC.
                                    WALNUT LTC MANAGEMENT, INC.

                                    WAYSIDE NURSING HOME, INC.
                                    WEISENFLUH AMBULANCE SERVICE, INC.
                                    WEST PHILA. LTC MANAGEMENT, INC.
                                    WYNCOTE HEALTHCARE CORP.
                                    YORK LTC MANAGEMENT, INC.

                                    BY:  GENESIS HEALTH VENTURES, INC., as agent
                                            and attorney-in-fact for
                                            each of the foregoing entities

                                            By: /s/ GEORGE V. HAGER, Jr.
                                                --------------------------------
                                                Name:  George V. Hager, Jr.
                                                Title: Executive Vice President,
                                                       Chief Financial Officer


                                    ASCO HEALTHCARE OF NEW ENGLAND, LIMITED
                                    PARTNERSHIP

                                    BY:  ASCO HEALTHCARE OF NEW ENGLAND, INC.,
                                            its General Partner

                                            By: /s/ GEORGE V. HAGER, Jr.
                                                --------------------------------
                                                Name:  George V. Hager, Jr.
                                                Title: Executive Vice President,
                                                       Chief Financial Officer


                                    BREVARD MERIDIAN LIMITED PARTNERSHIP
                                    CATONSVILLE MERIDIAN LIMITED PARTNERSHIP
                                    EASTON MERIDIAN LIMITED PARTNERSHIP
                                    GREENSPRING MERIDIAN LIMITED PARTNERSHIP
                                    HAMMONDS LANE MERIDIAN LIMITED PARTNERSHIP
                                    MERIDIAN EDGEWOOD LIMITED PARTNERSHIP
                                    MERIDIAN PERRING LIMITED PARTNERSHIP
                                    MERIDIAN VALLEY LIMITED PARTNERSHIP MERIDIAN
                                    VALLEY VIEW LIMITED PARTNERSHIP
                                    MERIDIAN/CONSTELLATION LIMITED PARTNERSHIP
                                    MILLVILLE MERIDIAN LIMITED PARTNERSHIP

                                    BY:  MERIDIAN HEALTHCARE, INC., as General
                                            Partner of each of the foregoing
                                            limited partnerships

                                            By: /s/ GEORGE V. HAGER, Jr.
                                                --------------------------------
                                                Name:  George V. Hager, Jr.
                                                Title: Executive Vice President,
                                                       Chief Financial Officer

                                    CARE4, L.P.

                                    BY:  INSTITUTIONAL HEALTH CARE SERVICES,
                                            INC., its General Partner

                                            By: /s/ GEORGE V. HAGER, Jr.
                                                --------------------------------
                                                Name:  George V. Hager, Jr.
                                                Title: Executive Vice President,
                                                       Chief Financial Officer


                                    EDELLA STREET ASSOCIATES

                                    BY:  GENESIS HEALTH VENTURES OF CLARK
                                            SUMMIT, INC., its General Partner

                                            By: /s/ GEORGE V. HAGER, Jr.
                                                --------------------------------
                                                Name:  George V. Hager, Jr.
                                                Title: Executive Vice President,
                                                       Chief Financial Officer


                                    GENESIS-GEORGETOWN SNF/JV, LIMITED LIABILITY
                                            COMPANY
                                    RESPIRATORY HEALTH SERVICES, L.L.C.

                                    BY:  GENESIS HEALTH VENTURES, INC.,
                                            its Member

                                            By: /s/ GEORGE V. HAGER, Jr.
                                                --------------------------------
                                                Name:  George V. Hager, Jr.
                                                Title: Executive Vice President,
                                                       Chief Financial Officer


                                    GENESIS ELDERCARE EMPLOYMENT SERVICES, LLC

                                    BY:  GENESIS ELDERCARE MANAGEMENT SERVICES,
                                            INC., its Member

                                            By: /s/ GEORGE V. HAGER, Jr.
                                                --------------------------------
                                                Name:  George V. Hager, Jr.
                                                Title: Executive Vice President,
                                                       Chief Financial Officer

                                    GENESIS HEALTH VENTURES OF WEST VIRGINIA,
                                            LIMITED PARTNERSHIP

                                    BY:  GENESIS HEALTH VENTURES OF WEST
                                            VIRGINIA, INC., its General Partner

                                            By: /s/ GEORGE V. HAGER, Jr.
                                                --------------------------------
                                                Name:  George V. Hager, Jr.
                                                Title: Executive Vice President,
                                                       Chief Financial Officer


                                    GENESIS PROPERTIES LIMITED PARTNERSHIP

                                    BY:  GENESIS HEALTH VENTURES OF ARLINGTON,
                                            INC., its General Partner

                                            By: /s/ GEORGE V. HAGER, Jr.
                                                --------------------------------
                                                Name:  George V. Hager, Jr.
                                                Title: Executive Vice President,
                                                       Chief Financial Officer


                                    GENESIS PROPERTIES OF DELAWARE LTD.
                                            PARTNERSHIP, L.P.

                                    BY:  GENESIS PROPERTIES OF DELAWARE
                                            CORPORATION, its General Partner

                                            By: /s/ GEORGE V. HAGER, Jr.
                                                -------------------------------
                                                Name:  George V. Hager, Jr.
                                                Title: Executive Vice President,
                                                       Chief Financial Officer


                                    HALLMARK HEALTHCARE LIMITED PARTNERSHIP

                                    BY:  PHARMACY EQUITIES, INC., its General
                                             Partner

                                            By: /s/ GEORGE V. HAGER, Jr.
                                                --------------------------------
                                                Name:  George V. Hager, Jr.
                                                Title: Executive Vice President,
                                                       Chief Financial Officer



                                    MAIN STREET PHARMACY, L.L.C.

                                    BY:  PROFESSIONAL PHARMACY SERVICES, INC.,
                                            its Member

                                            By: /s/ GEORGE V. HAGER, Jr.
                                                --------------------------------
                                                Name:  George V. Hager, Jr.
                                                Title: Executive Vice President,
                                                       Chief Financial Officer

                                    MCKERLEY HEALTH CARE CENTER-CONCORD LIMITED
                                            PARTNERSHIP

                                    BY:  MCKERLEY HEALTH CARE CENTER-CONCORD,
                                            INC., its General Partner

                                            By: /s/ GEORGE V. HAGER, Jr.
                                                --------------------------------
                                                Name:  George V. Hager, Jr.
                                                Title: Executive Vice President,
                                                       Chief Financial Officer


                                    MCKERLEY HEALTH FACILITIES
                                    SEMINOLE MERIDIAN LIMITED PARTNERSHIP
                                    VOLUSIA MERIDIAN LIMITED PARTNERSHIP

                                    BY:  MERIDIAN HEALTH, INC., as General
                                            Partner of each of the foregoing
                                            Limited Partnerships

                                            By: /s/ GEORGE V. HAGER, Jr.
                                                --------------------------------
                                                Name:  George V. Hager, Jr.
                                                Title: Executive Vice President,
                                                       Chief Financial Officer


                                    NORRISTOWN NURSING AND REHABILITATION CENTER
                                    ASSOCIATES, LIMITED PARTNERSHIP

                                    BY:  GMC-LTC MANAGEMENT, INC., its General
                                             Partner

                                            By: /s/ GEORGE V. HAGER, Jr.
                                                --------------------------------
                                                Name:  George V. Hager, Jr.
                                                Title: Executive Vice President,
                                                       Chief Financial Officer


                                    NORTH CAPE CONVALESCENT CENTER ASSOCIATES,
                                            L. P.
                                    NORTHWEST TOTAL CARE CENTER ASSOCIATES, L.P.

                                    BY:  GERIATRIC AND MEDICAL SERVICES, INC.,
                                            as General Partner for each of the
                                            foregoing Limited Partnerships


                                            By: /s/ GEORGE V. HAGER, Jr.
                                                --------------------------------
                                                Name:  George V. Hager, Jr.
                                                Title: Executive Vice President,
                                                       Chief Financial Officer

                                    PHILADELPHIA AVENUE ASSOCIATES

                                    BY:  PHILADELPHIA AVENUE CORPORATION, its
                                            General Partner


                                            By: /s/ GEORGE V. HAGER, Jr.
                                                --------------------------------
                                                Name:  George V. Hager, Jr.
                                                Title: Executive Vice President,
                                                       Chief Financial Officer


                                    RIVER RIDGE PARTNERSHIP
                                    RIVER STREET ASSOCIATES

                                    BY:  GENESIS HEALTH VENTURES OF
                                            WILKES-BARRE, INC., as General
                                            Partner for each of the foregoing
                                            Limited Partnerships

                                            By: /s/ GEORGE V. HAGER, Jr.
                                                --------------------------------
                                                Name:  George V. Hager, Jr.
                                                Title: Executive Vice President,
                                                       Chief Financial Officer


                                    STATE STREET ASSOCIATES, L.P.

                                    BY:  STATE STREET ASSOCIATES, INC., its
                                            General Partner

                                            By: /s/ GEORGE V. HAGER, Jr.
                                                --------------------------------
                                                Name:  George V. Hager, Jr.
                                                Title: Executive Vice President,
                                                       Chief Financial Officer


                                    THERAPY CARE SYSTEMS, LP

                                    BY:  GENESIS ELDERCARE REHABILITATION
                                            SERVICES, INC., its General Partner

                                            By: /s/ GEORGE V. HAGER, Jr.
                                                --------------------------------
                                                Name:  George V. Hager, Jr.
                                                Title: Executive Vice President,
                                                       Chief Financial Officer



                                    MULTICARE AMC, INC.
                                    ADS PALM CHELMSFORD, INC.
                                    ADS RESERVOIR WALTHAM, INC.
                                    MARKGLEN, INC.
                                    ACADEMY NURSING HOME, INC.
                                    ADS CONSULTING, INC.
                                    ADS HINGHAM ALF, INC.
                                    ADS HOME HEALTH, INC.
                                    ADS VILLAGE MANOR, INC.

                                    ANR, INC.
                                    APPLEWOOD HEALTH RESOURCES, INC.
                                    ASL, INC.
                                    AUTOMATED PROFESSIONAL ACCOUNTS, INC.
                                    BERKS NURSING HOME, INC.
                                    BETHEL HEALTH RESOURCES, INC.
                                    BREYUT CONVALESCENT CENTER, INC.
                                    BRIGHTWOOD PROPERTY, INC.
                                    CENTURY CARE CONSTRUCTION, INC.
                                    CENTURY CARE MANAGEMENT, INC.
                                    CHEATEAU VILLAGE HEALTH RESOURCES, INC.
                                    CHG INVESTMENT CORP., INC.
                                    CHNR - 1, INC.
                                    COLONIAL HALL HEALTH RESOURCES, INC.
                                    COLONIAL HOUSE HEALTH RESOURCES, INC.
                                    CONCORD CAMPANION CARE, INC.
                                    CONCORD HEALTHCARE SERVICES, INC.
                                    CONCORD HEALTH GROUP, INC.
                                    CONCORD HOME HEALTH, INC.
                                    CONCORD REHAB, INC.
                                    CONCORD SERVICE CORPORATION
                                    CVNR, INC.
                                    DAWN VIEW MANOR, INC.
                                    DELM NURSING, INC.
                                    ELDERCARE RESOURCES CORP.
                                    ELMWOOD HEALTH RESOURCES, INC.
                                    ENCARE OF MENDHAM, INC.
                                    ENCARE OF PENNYPACK, INC.
                                    ENR, INC.
                                    GENESIS ELDERCARE CORP.
                                    GLENMARK ASSOCIATES - DAWN VIEW MANOR, INC.
                                    GLENMARK PROPERTIES, INC.
                                    GMA - BRIGHTWOOD, INC.
                                    GMA - MADISON, INC.
                                    GMA - CONSTRUCTION, INC.
                                    GMA UNIONTOWN, INC.
                                    HEALTH RESOURCES OF ACADEMY MANOR, INC.
                                    HEALTH RESOURCES OF BOARDMAN, INC.
                                    HEALTH RESOURCES OF BRIDGETON, INC.
                                    HEALTH RESOURCES OF BROOKLYN, INC.
                                    HEALTH RESOURCES OF CEDAR GROVE, INC.
                                    HEALTH RESOURCES OF CINNAMINSON, INC.
                                    HEALTH RESOURCES OF COLCHESTER, INC.
                                    HEALTH RESOURCES OF COLUMBUS, INC.
                                    HEALTH RESOURCES OF CRANBURY, INC.
                                    HEALTH RESOURCES OF ENGLEWOOD, INC.
                                    HEALTH RESOURCES OF EATONTOWN, INC.
                                    HEALTH RESOURCES OF EWING, INC.
                                    HEALTH RESOURCES OF FARMINGTON, INC.
                                    HEALTH RESOURCES OF GARDNER, INC.
                                    HEALTH RESOURCES OF GLASTONBURY, INC.

                                    HEALTH RESOURCES OF JACKSON, INC.
                                    HEALTH RESOURCES OF KARAMENTA AND MADISON,
                                           INC.
                                    HEALTH RESOURCES OF LAKEVIEW, INC.
                                    HEALTH RESOURCES OF LEMONT, INC.
                                    HEALTH RESOURCES OF LYNN, INC.
                                    HEALTH RESOURCES OF MARCELLA, INC.
                                    HEALTH RESOURCES OF MONTCLAIR, INC.
                                    HEALTH RESOURCES OF MORRISTOWN, INC.
                                    HEALTH RESOURCES OF NORFOLK, INC
                                    HEALTH RESOURCES OF NORTH ANDOVER, INC.
                                    HEALTH RESOURCES OF NORWALK, INC.
                                    HEALTH RESOURCES OF PENNINGTON, INC.
                                    HEALTH RESOURCES OF RIDGEWOOD, INC.
                                    HEALTH RESOURCES OF ROCKVILLE, INC.
                                    HEALTH RESOURCES OF SOLOMONT/BROOKLINE, INC.
                                    HEALTH RESOURCES OF SOUTH BRUNSWICK, INC.
                                    HEALTH RESOURCES OF TROY HILL, INC.
                                    HEALTH RESOURCES OF VOORHEES, INC.
                                    HEALTH RESOURCES OF WESTWOOD, INC.
                                    HEALTHCARE REHAB SYSTEMS, INC.
                                    HELSTAT, INC.
                                    HMNR REALTY, INC.
                                    HNCA, INC.
                                    HORIZON MOBILE, INC.
                                    HORIZON REHABILITATION, INC.
                                    SCHUYLKILL NURSING HOMES, INC.
                                    SCHUYLKILL PARTNERSHIP ACQUISITION
                                         CORPORATION
                                    SCOTCHWOOD MASS. HOLDING CO., INC.
                                    SENIOR LIVING VENTURES, INC.
                                    SENIOR SOURCE, INC.
                                    SNOW VALLEY HEALTH RESOURCES, INC.
                                    SVNR, INC.
                                    THE ADS GROUP, INC.
                                    RIDGELAND HEALTH RESOURCES, INC.
                                    RIVER PINES HEALTH RESOURCES, INC.
                                    RIVERSHORES HEALTH RESOURCES, INC.
                                    RLNR, INC.
                                    ROPHEL CONVALESCENT CENTER, INC.
                                    ROSE HEALTHCARE, INC.
                                    ROSE VIEW MANOR, INC.
                                    ROXBOROUGH NURSING HOME, INC.
                                    RSNR, INC.
                                    LWNR, INC.
                                    MABRI CONVALESCENT CENTER, INC.
                                    MARSHFIELD HEALTH RESOURCES, INC.
                                    MHNR, INC.
                                    MNR, INC.
                                    MONTGOMERY NURSING HOMES, INC.
                                    MULTICARE HOME HEALTH OF ILLINOIS, INC.
                                    NORTHWESTERN MANAGEMENT SERVICES, INC.
                                    NURSING AND RETIREMENT CENTER OF THE
                                          ANDOVERS, INC.

                                    ARACADIA ASSOCIATES
                                    PHC OPERATING CORP.
                                    POCOHANTAS CONTINUOUS CARE CENTER, INC.
                                    POMPTON CARE, INC.
                                    PRESCOTT NURSING HOME, INC.
                                    PROGRESSIVE REHABILITATION CENTERS, INC.
                                    PROVIDENCE FUNDING CORPORATION
                                    PROVIDENCE HEALTH CARE, INC.
                                    PROVIDENCE MEDICAL, INC.
                                    REST HAVEN NURSING HOME, INC.
                                    HR OF CHARLESTON, INC.
                                    HRWV HUNTINGTON, INC.
                                    LAKEWOOD HEALTH RESOURCES, INC.
                                    LAUREL HEALTH RESOURCES, INC.
                                    LEHIGH NURSING HOMES, INC.
                                    LRC HOLDING COMPANY
                                    S.T.B. INVESTORS, LTD.
                                    THE ASSISTED LIVING ASSOCIATES OF BERKSHIRE,
                                          INC.
                                    THE ASSISTED LIVING ASSOCIATES OF LEHIGH,
                                         INC.
                                    THE ASSISTED LIVING ASSOCIATES OF SANATOGA,
                                          INC.
                                    THE ASSISTED LIVING ASSOCIATES OF WALL, INC.
                                    THE HOUSE OF CAMPBELL, INC.
                                    TM ACQUISITION CORP.
                                    TRI-STATE MOBILE MEDICAL SERVICES, INC.
                                    WILLOW MANOR NURSING HOME, INC.
                                    WESTFORD NURSING AND RETIREMENT CENTER, INC.
                                    RVNR, INC.
                                    HORIZON ASSOCIATES, INC.
                                    HEALTH RESOURCES OF WARWICK, INC.
                                    HEALTH RESOURCES OF WALLINGFORD, INC.
                                    HEALTH RESOURCES OF MIDDLETOWN (RI), INC.
                                    HEALTH RESOURCES OF GROTON, INC.
                                    HEALTH RESOURCES OF CUMBERLAND, INC.
                                    HEALTH RESOURCES OF ARCADIA, INC.
                                    ENCARE OF WYNCOTE, INC.
                                    ENCARE OF QUAKERTOWN, INC.
                                    ADS SENIOR HOUSING, INC.
                                    ADS RECUPERATIVE CENTER, INC.
                                    ADS HINGHAM NURSING FACILITY, INC.
                                    ADS APPLE VALLEY, INC.
                                    ADS/MULTICARE, INC.
                                    GLENMARK ASSOCIATES, INC.
                                    GMA PARTNERSHIP HOLDING COMPANY, INC.
                                    STAFFORD CONVALESCENT CENTER, INC.

                                    THE MULTICARE COMPANIES, INC.
                                    NORTH MADISON, INC.

                                    BY: GENESIS ELDERCARE CORPORATION, as agent
                                            and attorney-in-fact for each
                                            of the foregoing entities

                                            By: /s/ GEORGE V. HAGER, Jr.
                                                --------------------------------
                                                Name:  George V. Hager, Jr.
                                                Title: Executive Vice President,
                                                       Chief Financial Officer


                                    CARE HAVEN ASSOCIATES LIMITED PARTNERSHIP
                                    GLENMARK PROPERTIES I, LIMITED PARTNERSHIP
                                    POINT PLEASANT HAVEN LIMITED PARTNERSHIP
                                    RALEIGH MANOR LIMITED PARTNERSHIP
                                    ROMNEY HEALTH CARE CENTER LTD. LIMITED
                                         PARTNERSHIP
                                    SISTERVILLE HAVEN LIMITED PARTNERSHIP
                                    TEAYS VALLEY HAVEN LIMITED PARTNERSHIP

                                    BY: GLENMARK ASSOCIATES, INC., as General
                                             Partner of each of the foregoing
                                             limited partnerships

                                            By: /s/ GEORGE V. HAGER, Jr.
                                                --------------------------------
                                                Name:  George V. Hager, Jr.
                                                Title: Executive Vice President,
                                                       Chief Financial Officer



                                    ADS HINGHAM LIMITED PARTNERSHIP

                                    BY: ADS HINGHAM NURSING FACILITY, INC.,
                                           its General Partner

                                            By: /s/ GEORGE V. HAGER, Jr.
                                                --------------------------------
                                                Name:  George V. Hager, Jr.
                                                Title: Executive Vice President,
                                                       Chief Financial Officer


                                    ADS RECUPERATIVE CENTER LIMITED PARTNERSHIP

                                    BY: ADS RECUPERATIVE CENTER, INC., its
                                           General Partner

                                            By: /s/ GEORGE V. HAGER, Jr.
                                                --------------------------------
                                                Name:  George V. Hager, Jr.
                                                Title: Executive Vice President,
                                                       Chief Financial Officer

                                    WESTFORD NURSING AND RETIREMENT CENTER,
                                           LIMITED PARTNERSHIP

                                    BY: WESTFORD NURSING AND RETIREMENT CENTER,
                                           INC., its General Partner


                                            By: /s/ GEORGE V. HAGER, Jr.
                                                --------------------------------
                                                Name:  George V. Hager, Jr.
                                                Title: Executive Vice President,
                                                       Chief Financial Officer



                                    ADS APPLE VALLEY LIMITED PARTNERSHIP

                                    BY: ADS APPLE VALLEY, INC., its General
                                           Partner

                                            By: /s/ GEORGE V. HAGER, Jr.
                                                --------------------------------
                                                Name:  George V. Hager, Jr.
                                                Title: Executive Vice President,
                                                       Chief Financial Officer



                                    HOLLY MANOR ASSOCIATES OF NEW JERSEY, L.P.

                                    BY: ENCARE OF MENDHAM, L.L.C., its General
                                           Partner

                                            By: /s/ GEORGE V. HAGER, Jr.
                                                --------------------------------
                                                Name:  George V. Hager, Jr.
                                                Title: Executive Vice President,
                                                       Chief Financial Officer
                                                       of The Multicare
                                                       Companies, Inc. for and
                                                       as the Majority Member of
                                                       Encare of Mendham, L.L.C.



                                    MERCERVILLE ASSOCIATES OF NEW JERSEY, L.P.

                                    BY: BREYUT CONVALESCENT CENTER, L.L.C., its
                                           General Partner

                                            By: /s/ GEORGE V. HAGER, Jr.
                                                --------------------------------
                                                Name:  George V. Hager, Jr.
                                                Title: Executive Vice President,
                                                       Chief Financial Officer



                                    MIDDLETOWN (RI) ASSOCIATE OF RHODE ISLAND,
                                           L.P.

                                    BY: HEALTH RESOURCES OF MIDDLETOWN (RI),
                                           INC., its General zartner

                                            By: /s/ GEORGE V. HAGER, Jr.
                                                --------------------------------
                                                Name:  George V. Hager, Jr.
                                                Title: Executive Vice President,
                                                       Chief Financial Officer

                                    POMPTON ASSOCIATES, L.P.

                                    BY: POMPTON CARE, L.L.C., its General
                                           Partner

                                            By: /s/ GEORGE V. HAGER, Jr.
                                                --------------------------------
                                                Name:  George V. Hager, Jr.
                                                Title: Executive Vice President,
                                                       Chief Financial Officer
                                                       of The Multicare
                                                       Companies, Inc. for and
                                                       as Majority Member of
                                                       Pompton Care, L.L.C.



                                    THE STRAUS GROUP - OLD BRIDGE, L.P.

                                     BY: HEALTH RESOURCES OF EMERY, L.L.C., its
                                           General Partner

                                            By: /s/ GEORGE V. HAGER, Jr.
                                                --------------------------------
                                                Name:  George V. Hager, Jr.
                                                Title: Executive Vice President,
                                                       Chief Financial Officer
                                                       of The Multicare
                                                       Companies, Inc. for and
                                                       as Majority Member of
                                                       Health Resources of
                                                       Emery, L.L.C.



                                    THE STRAUS GROUP - RIDGEWOOD, L.P.

                                    BY: HEALTH RESOURCES OF RIDGEWOOD, L.L.C.,
                                           its General Partner

                                            By: /s/ GEORGE V. HAGER, Jr.
                                                --------------------------------
                                                Name:  George V. Hager, Jr.
                                                Title: Executive Vice President,
                                                       Chief Financial Officer
                                                       of The Multicare
                                                       Companies, Inc. for and
                                                       as Majority Member of
                                                       Health Resources of
                                                       Ridgewood, L.L.C.



                                    WALLINGFORD ASSOCIATES OF CONNECTICUT, L.P.

                                    BY: HEALTH RESOURCES OF WALLINGFORD, INC.,
                                           its General Partner

                                            By: /s/ GEORGE V. HAGER, Jr.
                                                --------------------------------
                                                Name:  George V. Hager, Jr.
                                                Title: Executive Vice President,
                                                       Chief Financial Officer

                                    WARWICK ASSOCIATES OF RHODE ISLAND, L.P.

                                    BY: HEALTH RESOURCES OF WARWICK, INC.,
                                           its General Partner

                                            By: /s/ GEORGE V. HAGER, Jr.
                                                --------------------------------
                                                Name:  George V. Hager, Jr.
                                                Title: Executive Vice President,
                                                       Chief Financial Officer



                                    THE STRAUS GROUP - HOPKINS HOUSE, L.P.

                                    BY: ENCARE OF WYNCOTE, INC., its General
                                           Partner

                                            By: /s/ GEORGE V. HAGER, Jr.
                                                --------------------------------
                                                Name:  George V. Hager, Jr.
                                                Title: Executive Vice President,
                                                       Chief Financial Officer



                                    THE STRAUS GROUP - QUAKERTOWN MANOR, L.P.

                                    BY: ENCARE OF QUAKERTOWN, INC., its General
                                           Partner

                                            By: /s/ GEORGE V. HAGER, Jr.
                                                --------------------------------
                                                Name:  George V. Hager, Jr.
                                                Title: Executive Vice President,
                                                       Chief Financial Officer



                                    CUMBERLAND ASSOCIATES OF RHODE ISLAND, L.P

                                    BY: HEALTH RESOURCES OF CUMBERLAND, INC.,
                                           its General Partner

                                            By: /s/ GEORGE V. HAGER, Jr.
                                                --------------------------------
                                                Name:  George V. Hager, Jr.
                                                Title: Executive Vice President,
                                                       Chief Financial Officer



                                    GROTON ASSOCIATES OF CONNECTICUT, L.P.

                                    BY: HEALTH RESOURCES OF GROTON INC., its
                                           General Partner

                                            By: /s/ GEORGE V. HAGER, Jr.
                                                --------------------------------
                                                Name:  George V. Hager, Jr.
                                                Title: Executive Vice President,
                                                       Chief Financial Officer



                                    HEALTH RESOURCES OF BRIDGETON, L.L.C.
                                    HEALTH RESOURCES OF CINNAMINSON, L.L.C.

                                    HEALTH RESOURCES OF CRANBURY, L.L.C.
                                    HEALTH RESOURCES OF ENGLEWOOD, L.L.C.
                                    HEALTH RESOURCES OF EWING, L.L.C.
                                    HEALTH RESOURCES OF FAIRLAWN, L.L.C.
                                    HEALTH RESOURCES OF JACKSON, L.L.C.
                                    HEALTH RESOURCES OF WEST ORANGE, L.L.C.
                                    ROEPHEL CONVALESCENT CENTER, L.L.C.
                                    TOTAL REHABILITATION CENTER, L.L.C.
                                    POMPTON CARE, L.L.C.
                                    HEALTH RESOURCES OF LAKEVIEW, L.L.C.
                                    HEALTH RESOURCES OF RIDGEWOOD,     L.L.C.
                                    HEALTH RESOURCES OF EMERY, L.L.C.
                                    ENCARE OF MENDHAM. L.L.C.
                                    BREYUT CONVALESCENT CENTER, L.L.C.

                                    BY: THE MULTICARE COMPANIES, INC., as Member
                                           of the foregoing Limited Liability
                                           Companies

                                            By: /s/ GEORGE V. HAGER, Jr.
                                                --------------------------------
                                                Name:  George V. Hager, Jr.
                                                Title: Executive Vice President,
                                                       Chief Financial Officer



                                    GLENMARK LIMITED LIABILITY COMPANY I

                                    BY: GLENMARK ASSOCIATES, INC., its Member

                                            By: /s/ GEORGE V. HAGER, Jr.
                                                --------------------------------
                                                Name:  George V. Hager, Jr.
                                                Title: Executive Vice President,
                                                       Chief Financial Officer

                              EXHIBITS AND SCHEDULE
                          TO THE PLAN OF REORGANIZATION

                                    EXHIBIT A


                                 GENESIS DEBTORS


1.       Genesis Health Services Corporation.
2.       Genesis Health Ventures, Inc.
3.       Asco Healthcare of New England, Limited Partnership
4.       Brevard Meridian Limited Partnership
5.       Care4, L.P.
6.       Catonsville Meridian Limited Partnership
7.       Easton Meridian Limited Partnership
8.       Edella Street Associates
9.       Genesis-Georgetown SNF/JV, Limited Liability Company
10.      Genesis Eldercare Employment Services, LLC
11.      Genesis Health Ventures of West Virginia, Limited Partnership
12.      Genesis Properties Limited Partnership
13.      Genesis Properties of Delaware Ltd. Partnership, LP
14.      Greenspring Meridian Limited Partnership
15.      Hallmark Healthcare Limited Partnership
16.      Hammonds Lane Meridian Limited Partnership
17.      Main Street Pharmacy, L.L.C.
18.      McKerley Health Care Center-Concord Limited Partners
19.      McKerley Health Facilities
20.      Meridian Edgewood Limited Partnership
21.      Meridian Perring Limited Partnership
22.      Meridian Valley Limited Partnership
23.      Meridian Valley View Limited Partnership
24.      Meridian/Constellation Limited Partnership
25.      Millville Meridian Limited Partnership
26.      Norristown Nursing and Rehabilitation Center Associates,
          Limited Partnership
27.      North Cape Convalescent Center Associates, L.P.
28.      Northwest Total Care Center Associates, L.P.
29.      Philadelphia Avenue Associates
30.      Respiratory Health Services, LLC
31.      River Ridge Partnership
32.      River Street Associates
33.      Seminole Meridian Limited Partnership
34.      State Street Associates, L.P.
35.      Therapy Care Systems, LP
36.      Volusia Meridian Limited Partnership
37.      Accumed, Inc.
38.      Asco Healthcare, Inc.
39.      Asco Healthcare of New England, Inc.
40.      Brinton Manor, Inc.
41.      Burlington Woods Convalescent Center, Inc.
42.      Carecard, Inc.
43.      Carefleet, Inc.
44.      Cheltenham LTC Management, Inc.
45.      Compass Health Services, Inc.
46.      Concord Healthcare Corporation
47.      Concord Pharmacy Services, Inc.
48.      Crestview Convalescent Home, Inc.
49.      Crestview North, Inc.
50.      Crystal City Nursing Center, Inc.
51.      Delco Apothecary, Inc.
52.      Derby Nursing Center Corporation
53.      Diane Morgan and Associates, Inc.
54.      Dover Healthcare Associates, Inc.
55.      Eastern Medical Supplies, Inc.
56.      Eastern Rehab Services, Inc.
57.      Eidos, Inc.
58.      Encare of Massachusetts, Inc.
59.      Genesis Eldercare Adult Day Health Services, Inc.
60.      Genesis Eldercare Diagnostic Services, Inc.
61.      Genesis Eldercare Home Care Services, Inc.
62.      Genesis Eldercare Home Health Services-Southern, Inc.
63.      Genesis Eldercare Hospitality Services, Inc.
64.      Genesis Eldercare Management Services, Inc.
65.      Genesis Eldercare Network Services, Inc.
66.      Genesis Eldercare National Centers, Inc.
67.      Genesis Eldercare Network Services of Massachusetts, Inc.
68.      Genesis Eldercare Physician Services, Inc.
69.      Genesis Eldercare Properties, Inc.
70.      Genesis Eldercare Rehabilitation Management Services, Inc.
71.      Genesis Eldercare Rehabilitation Services, Inc.
72.      Genesis Eldercare Staffing Services, Inc.
73.      Genesis Eldercare Transportation Services, Inc.

74.      Genesis Health Ventures of Arlington, Inc.
75.      Genesis Health Ventures of Bloomfield, Inc.
76.      Genesis Health Ventures of Clarks Summit, Inc.
77.      Genesis Health Ventures of Indiana, Inc.
78.      Genesis Health Ventures of Lanham, Inc.
79.      Genesis Health Ventures of Massachusetts, Inc.
80.      Genesis Health Ventures of Naugatuck, Inc.
81.      Genesis Health Ventures of New Garden, Inc.
82.      Genesis Health Ventures of Point Pleasant, Inc.
83.      Genesis Health Ventures of Wayne, Inc.
84.      Genesis Health Ventures of West Virginia, Inc.
85.      Genesis Health Ventures of Wilkes-Barre, Inc.
86.      Genesis Health Ventures of Windsor, Inc.
87.      Genesis Healthcare Centers Holdings, Inc.
88.      Genesis Holdings, Inc.
89.      Genesis Immediate Med Center, Inc.
90.      Genesis Properties of Delaware Corporation
91.      Genesis Selectcare Corp.
92.      Geriatric & Medical Companies, Inc.
93.      Geriatric and Medical Services, Inc.
94.      Geriatric and Medical Investments Corporation
95.      Gerimed Corp.
96.      GMC Leasing Corporation
97.      GMC Medical Consulting Services, Inc.
98.      GMS Management-Tucker, Inc.
99.      GMS Management, Inc.
100.     Governor's House Nursing Home, Inc.
101.     Health Concepts and Services, Inc.
102.     Healthobjects Corporation
103.     Hilltop Health Care Center, Inc.
104.     Horizon Medical Equipment and Supply, Inc.
105.     Innovative Health Care Marketing, Inc.
106.     Innovative Pharmacy Services, Inc.
107.     Institutional Health Care Services, Inc.
108.     Keystone Nursing Home, Inc.
109.     Knollwood Manor, Inc.
110.     Knollwood Nursing Home, Inc.
111.     Life Support Medical Equipment, Inc.
112.     Life Support Medical, Inc.
113.     Lincoln Nursing Home, Inc.
114.     Manor Management Corp. of Georgian Manor, Inc.
115.     McKerley Health Care Centers, Inc.
116.     Medical Services Group, Inc.
117.     Meridian Health, Inc.
118.     Meridian Healthcare, Inc.
119.     Metro Pharmaceuticals, Inc.
120.     National Pharmacy Service, Inc.
121.     Neighborcare Infusion Services, Inc.
122.     Neighborcare-Medisco, Inc.
123.     Neighborcare of Northern California, Inc.
124.     Neighborcare of Oklahoma, Inc.
125.     Neighborcare of Virginia, Inc.
126.     Neighborcare of Wisconsin, Inc.
127.     Neighborcare Pharmacies, Inc.
128.     Neighborcare Pharmacy Services, Inc.
129.     Neighborcare-Orca, Inc.
130.     Neighborcare-TCI, Inc.
131.     Network Ambulance Services, Inc.
132.     Oak Hill Health Care Center, Inc.
133.     Pharmacy Equities, Inc.
134.     Philadelphia Avenue Corporation
135.     Professional Pharmacy Services, Inc.
136.     Prospect Park LTC Management, Inc.
137.     State Street Associates, Inc.
138.     Suburban Medical Services, Inc.
139.     The Tidewater Healthcare Shared Services Group, Inc.
140.     Therapy Care, Inc.
141.     Transport Services, Inc.
142.     United Health Care Services, Inc.
143.     Valley Medical Services, Inc.
144.     Valley Transport Ambulance Service, Inc.
145.     Versalink, Inc.
146.     Villas Realty & Investments, Inc.
147.     Walnut LTC Management, Inc.
148.     Wayside Nursing Home, Inc.
149.     Weisenfluh Ambulance Service, Inc.
150.     West Phila. LTC Management, Inc.
151.     Wyncote Healthcare Corp.
152.     York LTC Management, Inc.
153.     Healthcare Resources Corp.

                                    EXHIBIT B


                                MULTICARE DEBTORS

1. Multicare AMC, Inc.
2. ADS Hingham Limited Partnership
3. ADS Palm Chelmsford, Inc.
4. ADS Reservoir Waltham, Inc.
5. Arcadia Associates
6. Health Resources of Lakeview, L.L.C.
7. Care Haven Associates Limited Partnership
8. Cumberland Associates of Rhode Island, L.P.
9. Glenmark Limited Liability Company I
10. Glenmark Properties I, Limited Partnership
11. Groton Associates of Connecticut, L.P.
12. Health Resources of Bridgeton, L.L.C.
13. Health Resources of Cinnaminson, L.L.C.
14. Health Resources of Cranbury, L.L.C.
15. Health Resources of Englewood, L.L.C.
16. Health Resources of Ewing, L.L.C.
17. Health Resources of Fairlawn, L.L.C.
18. Health Resources of Jackson, L.L.C.
19. Health Resources of West Orange, L.L.C.
20. Holly Manor Associates of New Jersey, L.P.
21. Markglen, Inc.
22. Mercerville Associates of New Jersey, L.P.
23. Middletown (RI) Associate of Rhode Island, L.P.
24. Point Pleasant Haven Limited Partnership
25. Raleigh Manor Limited Partnership
26. Roephel Convalescent Center, L.L.C.
27. Romney Health Care Center Ltd. Limited
     Partnership
28. Sisterville Haven Limited Partnership
29. Teays Valley Haven Limited Partnership
30. The Straus Group - Hopkins House, L.P.
31. The Straus Group - Old Bridge, L.P.
32. The Straus Group - Quakertown Manor, L.P.
33. The Straus Group - Ridgewood, L.P.
34. Total Rehabilitation Center, L.L.C.
35. Wallingford Associates of Connecticut, L.P.
36. Warwick Associates of Rhode Island, L.P.
37. Academy Nursing Home, Inc.
38. ADS Consulting, Inc.
39. ADS Hingham ALF, Inc.
40. ADS Home Health, Inc.
41. ADS Village Manor, Inc.
42. ANR, Inc.
43. Applewood Health Resources, Inc.
44. ASL, Inc.
45. Automated Professional Accounts, Inc.
46. Berks Nursing Home, Inc.
47. Bethel Health Resources, Inc.
48. Breyut Convalescent Center, Inc.
49. Brightwood Property, Inc.
50. Century Care Construction, Inc.
51. Century Care Management, Inc.
52. Cheateau Village Health Resources, Inc.
53. CHG Investment Corp., Inc.
54. CHNR - 1, Inc.
55. Colonial Hall Health Resources, Inc.
56. Colonial House Health Resources, Inc.
57. Concord Campanion Care, Inc.
58. Concord Healthcare Services, Inc.
59. Concord Health Group, Inc.
60. Concord Home Health, Inc.
61. Concord Rehab, Inc.
62. Concord Service Corporation
63. CVNR, Inc.
64. Dawn View Manor, Inc.
65. DELM Nursing, Inc.
66. Eldercare Resources Corp.
67. Elmwood Health Resources, Inc.
68. Encare of Mendham, Inc.
69. Encare of Pennypack, Inc.
70. ENR, Inc.
71. Genesis Eldercare Corp.
72. Glenmark Associates - Dawn View Manor,  Inc.
73. Glenmark Properties, Inc.
74. GMA - Brightwood, Inc.
75. GMA - Madison, Inc.
76. GMA - Construction, Inc.
77. GMA Uniontown, Inc.
78. Health Resources of Academy Manor, Inc.
79. Health Resources of Boardman, Inc.
80. Health Resources of Bridgeton, Inc.
81. Health Resources of Brooklyn, Inc.
82. Health Resources of Cedar Grove, Inc.
83. Health Resources of Cinnaminson, Inc.
84. Health Resources of Colchester, Inc.
85. Health Resources of Columbus, Inc.
86. Health Resources of Cranbury, Inc.
87. Health Resources of Englewood, Inc.
88. Health Resources of Eatontown, Inc.
89. Health Resources of Ewing, Inc.

90. Health Resources of Farmington, Inc.
91. Health Resources of Gardner, Inc.
92. Health Resources of Glastonbury, Inc.
93. Health Resources of Jackson, Inc.
94. Health Resources of Karamenta and Madison, Inc.
95. Health Resources of Lakeview, Inc.
96. Health Resources of Lemont, Inc.
97. Health Resources of Lynn, Inc.
98. Health Resources of Marcella, Inc.
99. Health Resources of Montclair, Inc.
100. Health Resources of Morristown, Inc.
101. Health Resources of Norfolk, Inc.
102. Health Resources of North Andover, Inc.
103. Health Resources of Norwalk, Inc.
104. Health Resources of Pennington, Inc.
105. Health Resources of Ridgewood, Inc.
106. Health Resources of Rockville, Inc.
107. Health Resources of Solomont/Brookline, Inc.
108. Health Resources of South Brunswick, Inc.
109. Health Resources of Troy Hill, Inc.
110. Health Resources of Voorhees, Inc.
111. Health Resources of Westwood, Inc.
112. Healthcare Rehab Systems, Inc.
113. Helstat, Inc.
114. HMNR Realty, Inc.
115. HNCA, Inc.
116. Horizon Mobile, Inc.
117. Horizon Rehabilitation, Inc.
118. HR of Charleston, Inc.
119. HRWV Huntington, Inc.
120. Lakewood Health Resources, Inc.
121. Laurel Health Resources, Inc.
122. Lehigh Nursing Homes, Inc.
123. LRC Holding Company
124. LWNR, Inc.
125. Mabri Convalescent Center, Inc.
126. Marshfield Health Resources, Inc.
127. MHNR, Inc.
128. MNR, Inc.
129. Montgomery Nursing Homes, Inc.
130. Multicare Home Health of Illinois, Inc.
131. Northwestern Management Services, Inc.
132. Nursing and Retirement Center of the Andovers, Inc.
133. PHC Operating Corp.
134. Pocohantas Continuous Care Center, Inc.
135. Pompton Care, Inc.
136. Prescott Nursing Home, Inc.
137. Progressive Rehabilitation Centers, Inc.
138. Providence Funding Corporation
139. Providence Health Care, Inc.
140. Providence Medical, Inc.
141. Rest Haven Nursing Home, Inc.
142. Ridgeland Health Resources, Inc.
143. River Pines Health Resources, Inc.
144. Rivershores Health Resources, Inc.
145. RLNR, Inc.
146. Rophel Convalescent Center, Inc.
147. Rose Healthcare, Inc.
148. Rose View Manor, Inc.
149. Roxborough Nursing Home, Inc.
150. RSNR, Inc.
151. S.T.B. Investors, LTD.
152. Schuylkill Nursing Homes, Inc.
153. Schuylkill Partnership Acquisition Corporation
154. Scotchwood Mass. Holding Co., Inc.
155. Senior Living Ventures, Inc.
156. Senior Source, Inc.
157. Snow Valley Health Resources, Inc.
158. SVNR, Inc.
159. The ADS Group, Inc.
160. The Assisted Living Associates of Berkshire, Inc.
161. The Assisted Living Associates of Lehigh,   Inc.
162. The Assisted Living Associates of Sanatoga, Inc.
163. The Assisted Living Associates of Wall, Inc.
164. The House of Campbell, Inc.
165. TM Acquisition Corp.
166. Tri-State Mobile Medical Services, Inc.
167. Westford Nursing and Retirement Center, Limited Partnership
168. Willow Manor Nursing Home, Inc.
169. Pompton Associates, L.P.
170. Pompton Care, L.L.C.
171. Health Resources of Ridgewood, L.L.C.
172. Health Resources of Emery, L.L.C.
173. Encare of Mendham. L.L.C.
174. Breyut Convalescent Center, L.L.C.
175. ADS Recuperative Center Limited Partnership
176. Westford Nursing and Retirement Center, Inc.
177. RVNR, Inc.
178. Horizon Associates, Inc.
179. Health Resources of Warwick, Inc.
180. Health Resources of Wallingford, Inc.

181. Health Resources of Middletown (RI), Inc.
182. Health Resources of Groton, Inc.
183. Health Resources of Cumberland, Inc.
184. Health Resources of Arcadia, Inc.
185. Encare of Wyncote, Inc.
186. Encare of Quakertown, Inc.
187. ADS Senior Housing, Inc.
188. ADS Recuperative Center, Inc.
189. ADS Hingham Nursing Facility, Inc.
190. ADS Apple Valley, Inc.
191. ADS/Multicare, Inc.
192. Glenmark Associates, Inc.
193. GMA Partnership Holding Company, Inc.
194. Stafford Convalescent Center, Inc.
195. The Multicare Companies, Inc.
196. North Madison, inc.
197. ADS Apple Valley Limited Partnership

                                  SCHEDULE 8.1

                         SCHEDULE OF REJECTED CONTRACTS

                                 GENESIS DEBTORS


1. Vending services agreement, dated as of March 21, 1998, between Genesis Health Ventures, Inc. and Take-A-Break

2. Postage meter lease agreement, dated as of January 10, 2000, between NeighborCare of Oklahoma, Inc. and Pitney Bowes Credit Corporation

3. Computer lease agreement, dated as of November 3, 1999, between Geriatric & Medical Services, Inc. and Dell Financial Services

4. Radiology agreement, dated as of July 2, 1997, between Meridian Healthcare, Inc. and Radiation Physics

5. Dental agreement, dated as of July 23, 1997, between Meridian Healthcare, Inc. and Anthony Gregorio DDS

6. Elevator maintenance agreement, dated as of July 8, 1997, between Meridian Healthcare, Inc. and General Elevator

7. Exterminator service agreement, dated as of December 28, 1998, between Meridian Healthcare, Inc. and Western Pest

8. Generator agreement, dated as of September 17, 1998, between Meridian Healthcare, Inc. and Advanced Equipment

9. Lawn exterminator agreement, dated as of November 1, 1999, between Meridian Healthcare, Inc. and TruGreen ChemLawn

10. Diagnostic lab agreement, dated as of January 1, 1999, between Meridian Healthcare, Inc. and Quest Laboratories

11. Medical record consulting agreement, dated as of November 28, 1997, between Meridian Healthcare, Inc. and Clinical Record Consulting

12. Social services agreement, dated as of December 8, 1998, between Meridian Healthcare, Inc. and Laurie Trusty, MSW, ACSW, and LCSW-C

13. Vending machine agreement, dated as of July 6, 1997, between Meridian Healthcare, Inc. and Black Tie Service

14. Hazardous waste removal agreement, dated as of June 1, 1997, between Meridian Healthcare, Inc. and Waste Management of Montgomery County

15. Sprinkler system agreement, dated as of February 17, 1997, between Meridian Healthcare, Inc. and Livingston Fire Protection, Inc.

16. Transfer agreement, dated as of February 1, 1998, between Meridian Healthcare, Inc. and Montgomery General Hospital

                                MULTICARE DEBTORS

1. Cable television agreement, dated as of September 27, 1999, between Health Resources of Kamenta & Madison, Inc. and SkyCable TV of Madison, LLC

2. Medical staffing agreement, dated as of June 1, 2000, between Health Resources of Kamenta & Madison, Inc. and Healthcare Specialists, Inc.

3. Staffing agreement, dated as of June 20, 2000, between Health Resources of Kamenta & Madison, Inc. and Country Nurses, Inc.

4. HCFA information review agreement, dated as of January 7, 2000, between Health Resources of Kamenta & Madison, Inc. and MetaStar, Inc.

5. Medical director agreement, dated as of December 1, 1998, between Health Resources of Kamenta & Madison, Inc. and Dr. Leroy Walsh

6. Health care consulting agreement, dated as of November 8, 1999, between Health Resources of Kamenta & Madison, Inc. and Dorothy Anderson ART/ Anderson Consulting Services

7. Insurance provider agreement, dated as of February 15, 1999, between Health Resources of Kamenta & Madison, Inc. and Premier/Dean Health Plan, Inc.

8. Security agreement, dated as of September 14, 1995, between Health Resources of Kamenta & Madison, Inc. and ADT Security Systems West, Inc.

9. Bird watching agreement, dated as of October 6, 1994, between Health Resources of Kamenta & Madison, Inc. and Living Design, Inc.

10. Hair care agreement, dated as of February 26, 1999, between Health Resources of Kamenta & Madison, Inc. and Classic Hair Care, LLC

11. Medicaid electronic data system billing agreement, dated as of October 2, 1995, between Health Resources of Kamenta & Madison, Inc. and State of Wisconsin, Department of Heath Services

12. Fire protection agreement, dated as of February 12, 1999, between Health Resources of Kamenta & Madison, Inc. and Grinnell

13. Optometry agreement, dated as of March 2, 1999, between Health Resources of Kamenta & Madison, Inc. and Health Drive Medical & Dental Practices

14. Podiatry agreement, dated as of April 2, 1999, between Health Resources of Kamenta & Madison, Inc. and Health Drive Medical & Dental Practices

15. Pay Phone agreement, dated as of August 1, 1996, between Health Resources of Kamenta & Madison, Inc. and Ameritech

16. Bio-Med waste agreement, dated as of March 29, 1999, between Health Resources of Kamenta & Madison, Inc. and Stericycle, Inc.

17. Medical infectious waste disposal agreement, dated as of August 17, 1998, between Health Resources of Kamenta & Madison, Inc. and Madison Energy Recovery, Inc.

18. Respite Care agreement, dated as of October 1, 1999, between Health Resources of Kamenta & Madison, Inc. and Community Living Alliance

19. Staffing agreement, dated as of May 2, 2000, between Health Resources of Columbus, Inc. and Healthcare Staffing

20. Service agreement, dated as of April 26, 2000, between Health Resources of Columbus, Inc. and Heartline Medix, Inc.

21. Service agreement, dated as of November 3, 1993, between Health Resources of Columbus, Inc. and Divine Savior Hospital/Audiology

22. Service agreement, dated as of February 15, 1995, between Health Resources of Columbus, Inc. and Muzak-Advertising On Hold

23. Service agreement, dated as of December 6, 1993, between Health Resources of Columbus, Inc. and Living Design

24. Service agreement, dated as of April 1, 1998, between Health Resources of Columbus, Inc. and Shelia Niggemeier

25. Equipment agreement, dated as of January 18, 1989, between Health Resources of Columbus, Inc. and Ecolab

26. Service agreement, dated as of March 12, 1999, between Health Resources of Columbus, Inc. and Stericycle

27. Equipment agreement, dated as of February 8, 1999, between Health Resources of Columbus, Inc. and Grinnell Fire Protection

28. Vehicle lease agreement, dated as of December 12, 1998, between Health Resources of Columbus, Inc. and PNC

29. Consulting agreement, dated as of January 20, 1998, between Health Resources of Columbus, Inc. and Healthdrive Medical

30. Hospitalization service agreement, dated as of October 6, 1998, between Health Resources of Columbus, Inc. and Columbus Community Hospital

31. Laboratory service agreement, dated as of October 6, 1998, between Health Resources of Columbus, Inc. and Columbus Community Hospital

32. Medical director agreement, dated as of September 30, 1996, between Health Resources of Columbus, Inc. and Dr. Bruce A. Kraus

33. Service agreement, dated as of October 1, 1998, between Health Resources of Columbus, Inc. and Sandy Roof

34. Service agreement, dated as of May 1, 2000, between Health Resources of Columbus, Inc. and Preferred Podiatry

35. Service agreement, dated as of February 26, 1998, between Health Resources of Columbus, Inc. and Marla Davis Psychotherapy

36. Equipment agreement, dated as of January 9, 1997, between Health Resources of Columbus, Inc. and Storage Plus

37. Service agreement, dated as of January, 2000, between Health Resources of Columbus, Inc. and Safeco

38. Equipment agreement, dated as of December, 1994, between Health Resources of Columbus, Inc. and Lake City Vending

39. Service agreement, dated as of July 22, 1999, between Health Resources of Columbus, Inc. and Wil-Kil Pest

40. Participation agreement, dated as of November 1, 1999, between Health Resources of Columbus, Inc. and Department of Health & Social Services

41. Participation agreement, dated as of September 1, 1992, between Health Resources of Columbus, Inc. and State of Wisconsin

42. Participation agreement, dated as of March 11, 1998, between Health Resources of Columbus, Inc. and Dean Health Plan

43. Participation agreement, dated as of March 8, 1996, between Health Resources of Columbus, Inc. and Group Health Cooperative

44. Service agreement, dated as of June 21, 2000, between Health Resources of Columbus, Inc. and Country Nurses

45. Service agreement, dated as of November 8, 1999, between Health Resources of Columbus, Inc. and 1 Health Plan